UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Connecture, Inc.

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April 4, 2016

Dear Stockholder:

You are cordially invited to attend this year’s annual meeting of stockholders of Connecture, Inc. on April 28, 2016, at 1:30 p.m. Central Time. The meeting will be held at the offices of DLA Piper LLP (US) located at 203 North LaSalle Street, Suite 1900, Chicago, Illinois 60601.

Details regarding admission to the Annual Meeting and the business to be conducted at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. Following the formal business of the meeting, we will respond to questions from stockholders.

Whether or not you plan to attend the meeting, your vote is very important and we encourage you to vote promptly. You may vote by either marking, signing and returning the enclosed proxy card or using telephone or internet voting. For specific instructions on voting, please refer to the instructions on your enclosed proxy card. If you attend the meeting you will have the right to revoke the proxy and vote your shares in person. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your brokerage firm, bank or other nominee to vote your shares.

We look forward to seeing you at the annual meeting.

Sincerely yours,

James P. Purko

Chief Financial Officer and Corporate Secretary

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

To Be Held April 28, 2016

The 2016 annual meeting of stockholders of Connecture, Inc., a Delaware corporation, will be held on Thursday, April 28, 2016, at 1:30 p.m., Central Time, at the offices of DLA Piper LLP (US) located at 203 North LaSalle Street, Suite 1900, Chicago, Illinois 60601, for the following purposes:

1. To elect one Class II director to hold office for a three-year term and until his successor is elected and qualified, or his earlier death, resignation or removal;

2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016;

3. To approve, in accordance with Nasdaq Rules 5635(b) and 5635(c), the issuance of shares of Series A Preferred Stock and common stock issuable upon conversion of Series A Preferred Stock;

4. To approve an amendment to the Connecture, Inc. 2014 Equity Incentive Plan to increase the number of shares available for issuance under the 2014 Plan by 1,500,000 shares; and

5. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Our board of directors recommends a vote FOR Items 1 through 4. Stockholders of record at the close of business on March 11, 2016 are entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. Attendance at the meeting is limited to stockholders or their proxy holders and guests of Connecture. Only stockholders or their valid proxy holders may address the meeting. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices. This Notice of 2016 Annual Meeting of Stockholders, the Proxy Statement, Proxy Card and 2015 Annual Report are being mailed to stockholders on or about April 4, 2016.

By order of the Board of Directors,

James P. Purko

Chief Financial Officer and Corporate Secretary

April 4, 2016

Brookfield, Wisconsin

IMPORTANT: Please vote your shares by submitting a proxy by Internet, by telephone, or by marking, signing and dating the proxy card and returning it in the enclosed postage-paid envelope. If you attend the meeting, you may choose to vote in person even if you have previously voted your shares.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 28, 2016. A complete set of proxy materials relating to our annual meeting, consisting of the Notice of 2016 Annual Meeting of Stockholders, Proxy Statement, Proxy Card and our 2015 Annual Report, which includes our financial statements for the fiscal year ended December 31, 2015, is available on the Internet and may be viewed at www.proxyvote.com.

Attending the Meeting

The meeting will be held at the officer of DLA Piper LLP (US) located at 203 North LaSalle Street, Suite 1900, Chicago, Illinois 60601.

•	Doors open at 1:00 p.m. Central Time.

•	Meeting starts at 1:30 p.m. Central Time.

•	Proof of Connecture, Inc. stock ownership and photo identification is required to attend the annual meeting.

•	The use of cameras and other recording devices is not allowed.

Questions

For Questions Regarding:	Contact:
Annual meeting	Corporate Secretary Phone: 262-432-8282 E-mail: ir@connecture.com

Stock ownership for registered holders	Kimberlee Koskiewicz, Relationship Manager at American Stock Transfer & Trust Company, LLC E-mail: KKoskiewicz@amstock.com

Stock ownership for beneficial holders	Please contact your broker, bank or other nominee

Voting for registered holders	Corporate Secretary Phone: 262-432-8282 E-mail: ir@connecture.com

Voting for beneficial holders	Please contact your broker, bank or other nominee

Connecture, Inc.

CONNECTURE, INC.

18500 WEST CORPORATE DRIVE, SUITE 250

BROOKFIELD, WISCONSIN 53045

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD APRIL 28, 2016

The board of directors of Connecture, Inc. is soliciting your proxy for the 2016 Annual Meeting of Stockholders to be held on April 28, 2016, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and related materials are first being mailed to stockholders on or about April 4, 2016. References in this Proxy Statement to the “Company,” “we,” “our,” “us” and “Connecture” are to Connecture, Inc. and its consolidated subsidiaries, and references to the “annual meeting” are to the 2016 Annual Meeting of Stockholders. When we refer to the Company’s fiscal year, we mean the annual period ended on December 31, 2015. This Proxy Statement covers our 2015 fiscal year, which was from January 1, 2015 through December 31, 2015 (“fiscal 2015”).

SOLICITATION AND VOTING

Record Date

Only stockholders of record at the close of business on March 11, 2016 will be entitled to notice of and to vote at the meeting and any adjournment thereof. As of this record date, a total of 22,115,225 shares of our common stock were outstanding and entitled to vote. Each share of common stock has one vote.

Quorum

A majority of the shares of common stock issued and outstanding as of the record date must be represented at the meeting, either in person or by proxy, to constitute a quorum for the transaction of business at the meeting. Your shares will be counted towards the quorum if you submit a valid proxy (or one is submitted on your behalf by your broker or bank) or if you vote in person at the meeting. Abstentions and “broker non-votes” (shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter) will each be counted as present for purposes of determining the presence of a quorum.

Vote Required to Adopt Proposals

Each share of our common stock outstanding on the record date is entitled to one vote on the director nominee. Each share of our common stock outstanding on the record date is entitled to one vote on each other matter. For the election of directors, the nominee to serve as a Class II director will be elected by a plurality of the votes cast by the stockholders entitled to vote at the election. You may vote “For” or “Withhold” with respect to the director nominee. Votes that are withheld will be excluded entirely from the vote with respect to the nominee and will have no effect on the election of directors. With respect to the other proposals, approval of the proposal requires the affirmative vote of a majority in voting power of the shares present in person or represented by proxy and entitled to vote on the matter.

Effect of Abstentions and Broker Non-Votes

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other nominee holding the shares as to how to vote on matters deemed “non-routine” by applicable rules and regulations. Broker non-votes, if any, and shares voted “Withhold” will have no effect on the election of directors. For each of the other proposals, broker non-votes, if any, will not be counted in determining the number of votes cast and will have no effect on the approval of these proposals, but abstentions will have the same effect as negative votes. If your shares are held in an account at a bank or brokerage firm, that bank or brokerage firm may vote your shares of common stock on Proposal No. 2 regarding ratification of our independent auditors, but will not be permitted to vote your shares of common stock with respect to Proposal Nos. 1, 3 or 4, unless you provide instructions as to how your shares should be voted. If an executed proxy card is returned by a bank or broker holding shares which indicates that the bank or broker has not received voting instructions and does not have discretionary authority to vote on the proposals, the shares will not be considered to have been voted in favor of the proposals. Your bank or broker will vote your shares on Proposal Nos. 1, 3 and 4 only if you provide instructions on how to vote by following the instructions they provide to you. Accordingly, we encourage you to vote promptly, even if you plan to attend the annual meeting. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal.

Voting Instructions

If you complete and submit your proxy card or voting instructions, the persons named as proxies will follow your voting instructions. If no choice is indicated on a signed and dated proxy card, the shares will be voted as the board recommends on each proposal as follows: “FOR” the election of the nominee named herein, “FOR” the ratification of the appointment of our independent auditors, “FOR” approval of our proposed issuance of shares of Series A Preferred Stock and common stock issuable upon conversion of Series A Preferred Stock and “FOR” approval of an amendment to our 2014 Equity Incentive Plan. Many banks and brokerage firms have a process for their beneficial owners to provide instructions via telephone or the Internet. The voting instruction form that you receive from your bank or broker will contain instructions for voting.

Depending on how you hold your shares, you may vote in one of the following ways:

Stockholders of Record: You may vote by proxy or over the Internet or by telephone. Please follow the instructions provided in the Notice, or, if you requested printed copies of the proxy materials, on the proxy card you received, then sign and return it in the prepaid envelope. You may also vote in person at the annual meeting.

Beneficial Stockholders: Your bank, broker or other holder of record will provide you with a voting instruction form for you to use to instruct them on how to vote your shares. Check the instructions provided by your bank, broker or other holder of record to see which voting options are available to you. However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid, “legal” proxy from your bank, broker or other agent.

Votes submitted by telephone or via the Internet must be received by 11:59 p.m. Eastern Time on April 27, 2016. Submitting your proxy by mail or telephone or via the Internet will not affect your right to vote in person should you decide to attend the annual meeting in person.

If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the polls close by returning a later-dated proxy card, by voting again by Internet or telephone as more fully detailed in your Notice or proxy card or by delivering written instructions to the Corporate Secretary before the annual meeting. Attendance at the annual meeting will not in and of itself cause your previously voted proxy to be revoked unless you specifically so request or vote again at the annual meeting. If your shares are held in an account at a bank, brokerage firm or other agent, you may change your vote by submitting new voting instructions to your bank, brokerage firm or other agent, or, if you have obtained a “legal” proxy from your bank, brokerage firm or other agent giving you the right to vote your shares, by attending the annual meeting and voting in person.

Solicitation of Proxies

We will bear the cost of soliciting proxies. In addition to soliciting stockholders by mail, we will request banks, brokers and other intermediaries holding shares of our common stock beneficially owned by others to obtain proxies from the beneficial owners and will reimburse them for their reasonable, out-of-pocket costs for forwarding proxy and solicitation material to the beneficial owners of common stock. We may use the services of our officers, directors and employees to solicit proxies, personally or by telephone, without additional compensation.

Voting Results

We will announce preliminary voting results at the annual meeting. We will report final results in a Form 8-K report filed with the Securities and Exchange Commission (the “SEC”).

JOBS Act Explanatory Note

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year in which we have total annual gross revenues of $1 billion or more; (ii) December 31, 2019; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the SEC.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

We have a classified board of directors currently consisting of three Class I directors, three Class II directors and three Class III directors. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire at the annual meeting date. The term of the Class II directors, A. John Ansay, Alan J. Ying and Brett S. Carlson, will expire on the date of the 2016 annual meeting. Promptly following our annual meeting and upon the closing of the Financing (defined and described in Proposal No. 3 below), the size of our board of directors will be reduced to seven members. Two of our current Class II directors, Mr. Carlson and Dr. Ying, are not standing for reelection. Accordingly, one person is to be elected to serve as a Class II director of the board of directors at the annual meeting. The board’s nominee for election by the stockholders is one of the current Class II members of the board of directors, Mr. Ansay. If elected, the nominee will serve as a director until our 2019 annual meeting of stockholders and until the nominee’s successor is elected and qualified, or until the nominee’s earlier death, resignation or removal. If the nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominee as we may designate. In addition, it is currently anticipated that Robert Douglas Schneider will resign as a director immediately prior to the Closing (defined below). We sincerely thank Messrs. Carlson and Schneider and Dr. Ying for their service to our board of directors.

The nominee for Class II director receiving the highest number of votes of shares of common stock will be elected as a Class II director. A “Withhold” vote will have no effect on the vote.

We believe that each of our directors has demonstrated business acumen, ethical integrity and an ability to exercise sound judgment as well as a commitment of service to us and our board of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF A. JOHN ANSAY AS A CLASS II DIRECTOR. PROXIES WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

The names of our directors who will continue in office until the 2017 and 2018 annual meetings of stockholders, the nominee for Class II director to be elected at this meeting, and the non-continuing directors, and certain information about them as of April 4, 2016, is set forth below. Also set forth below are the specific experience, qualifications, attributes or skills that led our nominating and corporate governance committee to conclude that each person should serve as a director.

Name	Position	Age	Director Since
Class II Director Nominated for Election at the 2016 Annual Meeting of Stockholders:

A. John Ansay	Director	59	2014

Class III Directors Whose Terms Expire at the 2017 Annual Meeting of Stockholders:

Vickie L. Capps	Director	54	2014
Paul Kusserow	Director	54	2014

Class I Directors Whose Terms Expire at the 2018 Annual Meeting of Stockholders:

David A. Jones, Jr.	Chairman	58	2004
Russell S. Thomas	Director	53	2015
Jeffery A. Surges	Chief Executive Officer and Director	48	2015

Non-Continuing Directors:

Robert Douglas Schneider	Chief Product Officer, President and Director	59	2012
Alan J. Ying	Director	44	2012
Brett S. Carlson	Senior Corporate Development Officer and Director	32	2015

Nominee for Election to a Three-Year Term Expiring at the 2019 Annual Meeting of Stockholders

A. John Ansay has been a member of our board of directors since August 2014. Mr. Ansay is the co-founder of Equian, LLC (formerly Health Systems International, Inc.), a payment integrity service and technology provider to the commercial health and workers’ compensation markets that he co-founded in 2001. He has also served as a Principal for Ansay & Associates, LLC, an independent insurance agency, since 1980. He currently serves on the board of directors of Ansay & Associates and The Retirement Advantage, a third-party administrator for retirement plans. Mr. Ansay holds a B.S. in business from Marquette University. He also holds Certified Insurance Counselor (CIC) and Certified Public Accountant (CPA) designations. We believe that Mr. Ansay’s diverse experience in the healthcare industry and insurance industries makes him a valuable member of our board of directors.

Directors Continuing in Office Until the 2017 Annual Meeting of Stockholders

Vickie L. Capps has been a member of our board of directors since August 2014. Ms. Capps was the Chief Financial Officer of DJO Global, Inc., a medical device company, from 2002 to 2013. Prior to joining DJO Global, Inc., Ms. Capps served as the chief financial officer of several other public and private companies and as a senior audit and accounting professional at Ernst & Young LLP. Ms. Capps has served as a member of the board of directors of Otonomy, Inc., a biopharmaceutical company, since March 2014 and is the chair of its audit committee and a member of its nominating and governance committee. Ms. Capps has also served as a member of the board of directors of NuVasive, Inc., a medical device company, since June 2015 and is a member of its audit and nominating and governance committees. In addition, Ms. Capps is a member of the Senior Advisory Board of Consonance Capital Partners, a healthcare investment firm, and is a member of the board of directors of its portfolio company Eagle Rx, Inc., a provider of pharmacy services to the hospice industry. From December 2013 to August 2015, Ms. Capps served as a member of the board of directors of RF Surgical Systems, Inc. and the chair of its audit committee, prior to the company’s acquisition by Medtronic plc. From 2007 to July 2010, Ms. Capps served as a member of the board of directors of SenoRx, Inc., a medical device company, prior to its acquisition by C. R. Bard, Inc. in July 2010. Ms. Capps is a California Certified Public Accountant and was recognized as CFO of the Year by the San Diego Business Journal in 2009 and 2010. She also serves on the board of directors of the San Diego State University Research Foundation. Ms. Capps holds a Bachelor’s degree in Business Administration/Accounting from San Diego State University. We believe that Ms. Capps’ strong skill set consisting of corporate finance, accounting, operations, investor relations, capital markets and strategic business development, along with her experience in the healthcare industry, makes her a valuable member of our board of directors.

Paul Kusserow has been a member of our board of directors since October 2014. Mr. Kusserow is the President and Chief Executive Officer and a member of the board of directors of Amedisys, Inc., a leading home health and hospice company that he joined in December 2014. Prior to joining Amedisys, Mr. Kusserow served as the Vice Chairman and President of Alignment Healthcare, Inc., an integrated clinical care company, from June 2014 to December 2014 and provided executive advisory services to companies and investors in the healthcare industry from December 2013 to June 2014. Previously, Mr. Kusserow was Senior Vice President and Chief Strategy, Innovations and Corporate Development Officer of Humana Inc., a leading health and well-being company, from January 2008 through December 2013. Mr. Kusserow currently serves on the board of directors of Amedisys, Inc., as well as on the boards of directors of New Century Health, Inc. and Picwell, Inc. Mr. Kusserow previously served as the chairman of the board of directors of Availity Inc. and Healthsense, Inc. Mr. Kusserow holds a B.A. from Wesleyan University and an M.A. from Oxford University. We believe Mr. Kusserow’s extensive experience in the healthcare industry makes him a valuable member of our board of directors.

Directors Continuing in Office Until the 2018 Annual Meeting of Stockholders

David A. Jones, Jr. has been a member of our board of directors since 2004 and Chairman of the Board since 2011. Mr. Jones is the Chairman of Chrysalis Ventures, LLC, a venture capital firm which he founded in

1993. Mr. Jones has served on the board of directors of Humana Inc., a leading health and well-being company, since 1993 and served as chairman of the board from 2005 through 2010. In addition, Mr. Jones currently serves on the boards of HCCA HoldCo, LLC and MyHealthDIRECT, Inc. Mr. Jones also serves on the boards of the Jefferson County (Kentucky) Board of Education and the Humana Foundation and is a member of the Health Executives Network. Mr. Jones has a B.A. from Yale University and a J.D. from Yale Law School. We believe Mr. Jones’ diverse experience in the healthcare industry and his knowledge of emerging technologies and business models through his experience as a successful venture capital investor make him a valuable member and Chairman of our board of directors.

Russell S. Thomas has been a member of our board of directors since January 2015. Mr. Thomas currently serves as the Chief Executive Officer of Availity LLC, a provider of health information exchange services to healthcare providers and health plans, where he previously served as President and Chief Operating Officer from January 2008 to March 2012. Prior to joining Availity, Thomas served as the CEO of Gold Standard, Inc., a health information technology company. Mr. Thomas also serves on the board of directors of the eHealth Initiative, a non-profit, membership organization for the healthcare industry focused on information technology. Mr. Thomas holds a B.A. from Virginia Tech and a J.D. from the University of Virginia School of Law. We believe that Mr. Thomas’ significant experience in the healthcare industry and with health information companies makes him a valuable member of our board of directors.

Jeffery Surges has served as our Chief Executive Officer and as a member of our board of director and since November 2015. Prior to joining the Company, Mr. Surges served as President of Healthgrades Operating Company, Inc., an online resource for comprehensive information about physicians and hospitals, from June 2014 through April 2015. Previously, Mr. Surges served as the Chief Executive Officer of Merge Healthcare Inc., a medical imaging company acquired by IBM in 2015, from November 2010 through August 2013, and as President of Sales for Allscripts Healthcare Solutions, Inc., a provider of healthcare information technology solutions, from January 2008 through November 2010. Mr. Surges also served as chief executive officer of Extended Care Information Network, Inc. from 1999 through its acquisition by Allscripts Healthcare Solutions in December 2007. Mr. Surges currently serves as the chairman of the board of directors of Strategic Health Strategies and previously served on the board of directors of Merge Healthcare from May 2010 through August 2013. Mr. Surges holds a B.A. from Eastern Illinois University. We believe that Mr. Surges extensive leadership experience with healthcare information technology companies and in the healthcare industry, along with his perspective as our Chief Executive Officer, makes him a crucial member of our board of directors.

Non-Continuing Directors

Alan J. Ying has been a member of our board of directors since June 2012. Dr. Ying is the Chairman and Chief Executive Officer of Wastewater Specialties, Inc., a downstream environmental services provider that he joined in December 2014, and a founder and Managing Member of Polus Capital, a private investment firm, which he founded in October 2013. Dr. Ying is Chairman of the Board of Wastewater Specialties and Decisio Health, Inc., is the Non-Executive Chairman of KLAS Enterprises, a healthcare analytics provider and a director on the board of Allmed Health and The Post Oak School. Previously, he was a Venture Partner at Chrysalis Ventures, LLC from May 2010 to October 2013, the Managing Member of Asterism Capital Management, an investment advisory firm, from September 2009 to August 2012, Chief Medical Officer for the healthcare business of Thompson Reuters from 2006 to 2008, and founder and Chief Executive Officer at MercuryMD, Inc. from 2000 to 2006. He was a visiting scholar at Duke University’s Fuqua School of Business from 2008 to 2012. Dr. Ying trained in general surgery at Duke University and received an M.D. from The Ohio State University and a B.A. in Philosophy from Rice University. We believe Dr. Ying’s diverse experience in the healthcare industry has made him a valuable member of our board of directors.

Brett S. Carlson has served as a member of our board of directors since September 2015, and also serves as a Senior Corporate Development Advisor to the Company. Mr. Carlson also served as the Chief Executive Officer at iVantage Health Analytics until October 2015. He is also Chief Executive and Founder at Eir Partners. He previously served as a Principal at Great Point Partners, LLC, and was a Senior Vice President, Vice

President, and Senior Associate at the firm. Before working with Great Point Partners, Mr. Carlson was employed at European Aeronautic Defense and Space Company (EADS) and North Shore Private Asset Management. Mr. Carlson serves on the board of Citra Health Solutions and Equian. Mr. Carlson received a B.A. degree from the University of Pennsylvania. We believe Mr. Carlson’s experience in private equity investing and the healthcare industry has made him a valuable member of our board of directors.

Robert Douglas Schneider has served as our President and Chief Product Officer and as a member of our board of directors since January 2012. Mr. Schneider was previously our Chief Executive Officer until November 2015. Prior to joining us, Mr. Schneider served in various positions with the healthcare information technology business of Thomson Reuters Corporation (now Truven Health Analytics) from 1995 to 2000 and from 2001 to 2011. From 2007 to 2011 at Thomson Reuters, he served as Executive Vice President for Innovation and Products, where he was responsible for product management, healthcare analytics and new market innovation. Mr. Schneider holds a B.S. in systems analysis from Miami University (Ohio) and an MBA from the Stanford Graduate School of Business. Mr. Schneider’s extensive leadership experience with healthcare information technology companies and in the healthcare industry, along with his perspective as our President and Chief Product Officer, has made him a valuable member of our board of directors.

IMPORTANT INFORMATION CONCERNING

CHANGES TO OUR BOARD OF DIRECTORS

Under the Investment Agreement (as defined below) with certain investors (described in Proposal No. 3 below), we have agreed that, following stockholder approval of Proposal No. 3 and the Closing, the size of our board of directors will be reduced to seven members, one of whom will be designated by Francisco Partners (defined below).

Six of our current nine members of our board of directors, Messrs. Jones, Thomas, Sturges, Ansay and Kusserow and Ms. Capps, would continue to serve as our directors for the remainder of their existing terms. Mr. Ansay is standing for election as a Class II director of the Company. See Proposal No. 1 above. If elected at the annual meeting, Mr. Ansay will serve a term of office expiring at the 2019 Annual Meeting of Stockholders. Two of our current Class II directors, Mr. Carlson and Dr. Ying, whose terms expire at the annual meeting, are not standing for reelection. In addition, we anticipate that Mr. Schneider will resign immediately prior to the Closing.

Francisco Partners has advised us that it intends to designate Ezra Perlman as its director nominee. Our board of directors intends, on the date of the Closing, to appoint Mr. Perlman to our board of directors as a Class II director to serve a term of office expiring at the 2019 Annual Meeting of Stockholders.

Investor Designee

Ezra Perlman is a Co-President at Francisco Partners and focuses primarily on investments in the software and services sectors, with a specific emphasis on healthcare technology. Prior to joining Francisco Partners in 2003, Mr. Perlman was a venture capitalist with Battery Ventures, where he was involved in identifying, executing and managing private equity investments in software companies. Mr. Perlman serves on the board of directors of Avalon Healthcare Solutions, LLC, eSolutions Inc., HealthcareSource HR, Inc., Landmark Health, LLC, and Nextech Systems, LLC. Mr. Perlman holds a B.A. in applied mathematics from Harvard University and an M.B.A. from the Stanford Graduate School of Business.

Therefore, following the Closing, we anticipate that our board of directors will be composed as follows.

•	Class I directors: Messrs. Jones, Thomas and Surges

•	Class II directors: Messrs. Ansay and Perlman

•	Class III directors: Mr. Kusserow and Ms. Capps

Although you are being asked in Proposal No. 1 above to elect Mr. Ansay to our board of directors, you are not being asked to vote for the election of Mr. Perlman to our board of directors.

CORPORATE GOVERNANCE

Director Independence

Our board of directors has determined that each of Messrs. Ansay, Jones, Kusserow and Thomas, Ms. Capps and Dr. Ying is an “independent director” for purposes of the rules of the Nasdaq Global Market (the “Nasdaq Listing Rules”) and Rule 10A-3(b)(1) under the Exchange Act as the term relates to membership on the board of directors.

The definition of independence under the Nasdaq Listing Rules includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director, nor any of his or her family members, has engaged in various types of business dealings with us. In addition, as further required by the Nasdaq Listing Rules, our board has made a subjective determination as to each independent director that no material relationships exist that, in the opinion of our board, would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our board reviewed and discussed information provided by the directors in questionnaires with questions tailored to the Nasdaq Listing Rules with regard to each director’s business and personal activities as they may relate to us and our management.

During its independence review, our board of directors considered that Mr. Ansay is an officer, part-owner and board member of Ansay & Associates, LLC, an independent insurance agency that in June 2014 entered into an agreement with us pursuant to which Ansay & Associates licenses certain of our products in the ordinary course of business. Our board of directors determined that this relationship does not impair Mr. Ansay’s independence or result in a material relationship with us that could compromise Mr. Ansay’s ability to exercise independent judgment in carrying out his responsibilities because the agreement was entered into in the ordinary course of business for both Ansay & Associates and us, and the fees we are to receive under the agreement do not otherwise require disclosure pursuant to Item 404(a) of Regulation S-K or otherwise impair Mr. Ansay’s independence under the Nasdaq Listing Rules.

Board of Directors Leadership Structure

The board of directors has adopted corporate governance guidelines to promote the functioning of the board and its committees. These guidelines address board composition, board functions and responsibilities, qualifications, leadership structure, committees and meetings.

Our Corporate Governance Guidelines do not contain a policy mandating the separation of the offices of the Chairman of the Board and the Chief Executive Officer, and the board is given the flexibility to select its Chairman and our Chief Executive Officer in the manner that it believes is in the best interests of our stockholders. Accordingly, the Chairman and the Chief Executive Officer may be filled by one individual or two. The board has chosen to separate the positions of Chairman of the Board and Chief Executive Officer. We believe this structure is optimal for us because it avoids any duplication of effort between the Chairman and the Chief Executive Officer and permits our Chief Executive Officer to focus his efforts on the day-to-day management of the Company. This separation provides strong leadership for the board and the Company through the Chairman, while also positioning our Chief Executive Officer as our leader in the eyes of our employees and other stakeholders. The board may reconsider the best board leadership structure for us from time to time.

Risk Management

Our risk management function is overseen by our board of directors. Through our management reports, our internal risk assessments and company policies, such as our corporate governance guidelines, our code of business conduct and ethics and our audit committee’s and compensation committee’s review of financial and other risks, we keep our board of directors apprised of material risks and provide our directors access to all information necessary for them to understand and evaluate how these risks interrelate, how they affect us and how our management addresses those risks. Mr. Surges, as our Chief Executive Officer, works with our independent directors and with management when material risks are identified by the board of directors or management to address such risk. If the identified risk poses an actual or potential conflict with management, our independent directors conduct an assessment by themselves.

Executive Sessions

Non-management directors generally meet in executive session each time the board of directors holds a regularly scheduled meeting. The board’s policy is to hold executive sessions without the presence of management as a part of all regular board meetings, and, in any event, at least twice during each calendar year. The Company’s Corporate Governance Guidelines provide that a non-management independent director shall be chosen to preside at each executive session.

Meetings of the Board of Directors and Committees

During the fiscal year ended December 31, 2015, the board of directors held 13 meetings and acted three times by unanimous written consent. The board of directors has three standing committees: an audit committee, a compensation committee, and a nominating and corporate governance committee. During the last fiscal year, each of our directors attended at least 75% of the total number of meetings of the board and all of the committees of the board on which such director served during that period.

The following table sets forth the standing committees of the board of directors and the members of each committee as of April 4, 2016:

Name of Director	Audit	Compensation	Nominating and Corporate Governance
Jeffery A. Surges
Robert Douglas Schneider
A. John Ansay	X
Vickie L. Capps	Chair		X
David A. Jones, Jr.			Chair
Paul Kusserow		X	X
Russell S. Thomas		X
Alan J. Ying	X	Chair
Brett S. Carlson

Audit Committee

The members of the audit committee are Mr. Ansay, Ms. Capps and Dr. Ying, each of whom is a non-employee member of our board of directors. Ms. Capps serves as the chair of the audit committee. Our board of directors determined that each of Mr. Ansay, Ms. Capps and Dr. Ying is independent for purposes of the Nasdaq Listing Rules and SEC rules and regulations as they apply to audit committee members. Our board of directors has determined that each of Mr. Ansay, Ms. Capps and Dr. Ying meet the requirements for financial literacy and sophistication, and that Ms. Capps qualifies as an “audit committee financial expert,” under the applicable requirements of the Nasdaq Listing Rules and SEC rules and regulations. The composition of our audit committee complies with all applicable requirements in the Nasdaq Listing Rules and SEC rules and regulations.

Our audit committee is responsible for, among other things:

•	appointing, compensating, retaining and overseeing our independent registered public accounting firm;

•	approving the terms of the audit and non-audit services to be performed by our independent registered public accounting firm;

•	reviewing, with our independent auditors, all critical accounting policies and procedures;

•	reviewing with management the adequacy and effectiveness of our internal control structure and procedures for financial reports;

•	reviewing and discussing with management and the independent auditor our annual audited financial statements and any certification, report, opinion or review rendered by the independent auditor;

•	reviewing and investigating conduct alleged to be in violation of our code of conduct and establishing procedures for our receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

•	reviewing and approving any related party transactions;

•	preparing the audit committee report required in our annual proxy statement; and

•	reviewing and evaluating, at least annually, its own performance and the adequacy of the committee charter.

During the fiscal year ended December 31, 2015, the audit committee held nine meetings. Additional information regarding the audit committee is set forth in the Report of the Audit Committee immediately following Proposal No. 4.

Compensation Committee

The members of the compensation committee are Messrs. Kusserow and Thomas and Dr. Ying, each of whom is a non-employee member of our board of directors. Dr. Ying serves as the chair of the compensation committee. Our board of directors has determined that each member of the compensation committee is independent for purposes of the Nasdaq Listing Rules, is a non-employee director, as defined by Rule 16b-3 promulgated under the Exchange Act, and is an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code, as amended.

Our compensation committee is responsible for, among other things:

•	reviewing and approving corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executive officers;

•	reviewing and approving salaries, bonuses, incentive compensation, equity awards benefits and perquisites of our Chief Executive Officer and our other executive officers;

•	recommending the establishment and terms of our incentive compensation plans and equity compensation plans, and administering such plans;

•	recommending compensation programs for directors;

•	preparing disclosures regarding executive compensation and any related reports required by the rules of the SEC;

•	making and approving grants of options and other equity awards to all executive officers, directors and all other eligible individuals; and

•	reviewing and evaluating, at least annually, its own performance and the adequacy of the committee charter.

The compensation committee and board of directors believe that attracting, retaining and motivating our employees, and particularly the company’s senior management team and key operating personnel, are essential to Connecture’s performance and enhancing stockholder value. The compensation committee will continue to administer and develop our compensation programs in a manner designed to achieve these objectives.

The compensation committee reviews and recommends policies relating to compensation and benefits of our officers and employees. The compensation committee reviews and approves corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives, and recommends the compensation of these officers based on such evaluations. The compensation committee also administers the issuance of stock options and other awards under our equity compensation plans.

Pursuant to its written charter, the compensation committee has the authority to engage the services of outside advisors as deemed appropriate to assist in the evaluation of the compensation of directors, the principal executive officer or other executive and non-executive officers, and in the fulfillment of the compensation committee’s other duties. In 2014, the compensation committee engaged Hay Group, Inc., which was purchased by Korn/Ferry International in September 2015 (“Korn Ferry”), as its independent compensation consultant to support the development of our post-IPO board of directors and executive officer compensation programs. The Company also utilized Korn Ferry to assist with the proposed amendment to our 2014 Equity Incentive Plan (see Proposal No. 4). Korn Ferry provides analyses and recommendations that inform the compensation committee’s decisions, but does not decide or approve any compensation actions. The engagement of any compensation consultant rests exclusively with the compensation committee, which has the sole authority to retain and terminate any compensation consultant or other advisor that it uses. The compensation committee has assessed the independence of Korn Ferry and concluded that no conflicts of interest exist that would prevent Korn Ferry from providing independent and objective advice to the compensation committee.

During the fiscal year ended December 31, 2015, the compensation committee held no meetings and acted three times by unanimous written consent.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Messrs. Jones and Kusserow and Ms. Capps. Mr. Jones serves as the chairperson of the nominating and corporate governance committee. Our board of directors determined that each of Messrs. Jones and Kusserow is independent for purposes of the Nasdaq Listing Rules and under applicable SEC rules and regulations. The composition of our nominating and corporate governance committee complies with all applicable requirements in the Nasdaq Listing Rules and SEC rules and regulations and all of our nominating and corporate governance committee members are independent directors.

Our nominating and corporate governance committee is responsible for, among other things:

•	assisting our board of directors in identifying qualified director nominees and recommending nominees for each annual meeting of stockholders;

•	developing, recommending and reviewing our corporate governance guidelines and code of business conduct and ethics;

•	assisting our board of directors in its evaluation of its performance and the performance of each of its committees; and

•	reviewing and evaluating, at least annually, its own performance and the adequacy of the committee charter.

During the fiscal year ended December 31, 2015, the nominating and corporate governance committee held no meetings and acted three times by unanimous written consent.

Impact of the Financing on Committee Composition

In accordance with the terms of the Rights Agreement (defined and described in Proposal No. 3 below), following the Closing, Mr. Perlman will be designated as a member of the compensation committee of our board of directors, provided that he meets the established requirements for members of such committee. Mr. Perlman will replace Dr. Ying.

In addition, following the Closing, Mr. Thomas will be designated as a member of the audit committee of our board of directors, provided that he meets the established requirements for members of such committee. Mr. Thomas will replace Dr. Ying.

Director Nominations

Our nominating and corporate governance committee is responsible for, among other things, assisting our board of directors in identifying qualified director nominees and recommending nominees for each annual meeting of stockholders. The nominating and corporate governance committee’s goal is to assemble a board that brings to our company a diversity of experience in areas that are relevant to our business and that complies with the Nasdaq Listing Rules and applicable SEC rules and regulations. While we do not have a formal diversity policy for board membership, the nominating and corporate governance committee generally considers the diversity of nominees in terms of knowledge, experience, background, skills, expertise and other demographic factors. When considering nominees for election as directors, the nominating and corporate governance committee reviews the needs of the board for various skills, background, experience and expected contributions and the qualification standards established from time to time by the nominating and corporate governance committee. The nominating and corporate governance committee believes that directors must also have an inquisitive and objective outlook and mature judgment. Director candidates must have sufficient time available in the judgment of the nominating and corporate governance committee to perform all board and committee responsibilities. Members of the board of directors are expected to rigorously prepare for, attend and participate in all meetings of the board and applicable committee meetings.

Other than the foregoing and the applicable rules regarding director qualification, there are no stated minimum criteria for director nominees. Under the Nasdaq Listing Rules, at least a majority of the members of the board must meet the definition of “independence” and at least one director must be a “financial expert” under the Exchange Act and the Nasdaq Listing Rules and applicable SEC rules and regulations. The nominating and corporate governance committee also believes it appropriate for our Chief Executive Officer to participate as a member of the board of directors.

The nominating and corporate governance committee will evaluate annually the current members of the board whose terms are expiring and who are willing to continue in service against the criteria set forth above in determining whether to recommend these directors for election. The nominating and corporate governance committee will assess regularly the optimum size of the board and its committees and the needs of the board for various skills, background and business experience in determining if the board requires additional candidates for nomination.

Candidates for director nominations come to our attention from time to time through incumbent directors, management, stockholders or third parties. These candidates may be considered at meetings of the nominating and corporate governance committee at any point during the year. Such candidates are to be evaluated against the criteria set forth above. If the nominating and corporate governance committee believes at any time that it is desirable that the board consider additional candidates for nomination, the committee may poll directors and management for suggestions or conduct research to identify possible candidates and may engage, if the nominating and corporate governance committee believes it is appropriate, a third-party search firm to assist in identifying qualified candidates.

Our bylaws permit stockholders to nominate directors for consideration at an annual meeting. The nominating and corporate governance committee will consider director candidates validly recommended by stockholders. For more information regarding the requirements for stockholders to validly submit a nomination for director, see “Stockholders Proposals or Nominations to Be Presented at Next Annual Meeting” elsewhere in this Proxy Statement.

Communications with Directors

Stockholders and other interested parties may communicate with the board of directors by mail addressed as follows:

Board of Directors of Connecture, Inc.

c/o Corporate Secretary

18500 West Corporate Drive, Suite 250

Brookfield, Wisconsin 53045

Please indicate on the envelope that the correspondence contains a stockholder communication. All directors have access to this correspondence. In accordance with instructions from the board, the Corporate Secretary logs and reviews all correspondence and transmits such communications to the full board or individual directors, as appropriate. Certain communications, such as business solicitations, job inquiries, junk mail, patently offensive material or communications that present security concerns may not be transmitted, as determined by the Corporate Secretary.

Director Attendance at Annual Meetings

We attempt to schedule our annual meeting of stockholders at a time and date to accommodate attendance by members of our board of directors taking into account the directors’ schedules. All directors are encouraged to attend our annual meeting of stockholders.

Committee Charters and Other Corporate Governance Materials

We have adopted a Code of Business Conduct and Ethics (the “Code”), that applies to all of our employees, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions), directors and consultants. The Code is available on the investor relations section of our website at http://investors.connecture.com. A printed copy of the Code may also be obtained by any stockholder free of charge upon request to the Corporate Secretary, Connecture, Inc., 18500 West Corporate Drive, Suite 250, Brookfield, Wisconsin 53045. Any substantive amendment to or waiver of any provision of the Code may be made only by the board of directors, and will be disclosed on our website as well as via any other means then required by Nasdaq Listing Rules or applicable law.

Our board of directors has also adopted a written charter for each of the audit committee, the compensation committee and the nominating and corporate governance committee. Each charter is available on the investor relations section of our website at http://investors.connecture.com.

Corporate Governance Guidelines

We have adopted Corporate Governance Guidelines (the “Guidelines”) that address the composition of the board, criteria for board membership and other board governance matters. These Guidelines are available on the investor relations section of our website at http://investors.connecture.com. A printed copy of the Guidelines may also be obtained by any stockholder free of charge upon request to the Corporate Secretary, Connecture, Inc., 18500 West Corporate Drive, Suite 250, Brookfield, Wisconsin 53045.

Compensation Committee Interlocks and Insider Participation

None of the members of the compensation committee are or have been an officer or employee of Connecture. During the fiscal year ended December 31, 2015, none of our company’s executive officers served on the compensation committee (or its equivalent) or board of directors of another entity any of whose executive officers served on our compensation committee or board of directors.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of our board of directors has selected Deloitte & Touche LLP (“Deloitte”) to serve as our independent registered public accounting firm to audit the consolidated financial statements of Connecture, Inc. for the fiscal year ending December 31, 2015. Deloitte has served as our auditor since 2012. A representative of Deloitte is expected to be present at the annual meeting to respond to appropriate questions and make a statement if he or she so desires.

The following table sets forth the aggregate fees billed by Deloitte for the fiscal years ended December 31, 2015 and 2014:

	Fiscal 2015	Fiscal 2014
Audit fees(1)	$535,000	$548,000
Audit-related fees(2)	53,000	1,835,000
Tax fees(3)	174,000	299,000
All other fees(4)	—	—

Total fees	$762,000	$2,682,000

(1)	Audit fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements, the review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.
(2)	Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” Fiscal 2014 includes fees related to our December 2014 initial public offering.
(3)	Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance and acquisitions.
(4)	All other fees consist of fees for products and services other than the services reported above.

Policy on Audit Committee Pre-approval of Audit and Non-Audit Services Performed by Independent Registered Public Accounting Firm

The audit committee has determined that all services performed by Deloitte are compatible with maintaining the independence of Deloitte. The audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Unless the specific service has been pre-approved with respect to that year, the audit committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The audit committee has pre-approved all services since the pre-approved policy was adopted. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval process.

Vote Required and Board of Directors Recommendation

The affirmative vote of a majority of the voting power of the shares present in person or by proxy and entitled to vote on the matter at the annual meeting is required for approval of this proposal. Abstentions will have the effect of a vote “against” the ratification of Deloitte as our independent registered public accountants. Broker non-votes will have no effect on the outcome of the vote. Your bank or broker will have discretion to vote any uninstructed shares on this proposal. If the stockholders do not approve the ratification of Deloitte as our independent registered public accounting firm, the audit committee will reconsider its selection.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016. PROXIES WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

PROPOSAL NO. 3

ISSUANCE OF SECURITIES IN THE FINANCING

Proposal

The stockholders of the Company are being asked to approve the issuance of shares of Series A Convertible Preferred Stock and shares of common stock issuable upon conversion of Series A Convertible Preferred Stock pursuant to the Investment Agreement, dated as of March 11, 2016 (the “Investment Agreement”), by and among the Company, Francisco Partners IV, L.P. (“Francisco Partners IV”), Francisco Partners IV-A, L.P. (together with Francisco Partners IV, “Francisco Partners”) and Chrysalis Ventures II, L.P. (“Chrysalis,” and together with Francisco Partners, the “Investors”). David A. Jones, Jr., the chairman of our board of directors, is a partner in Chrysalis Ventures.

Pursuant to the terms of the Investment Agreement, and subject to the approval of our stockholders at the Company’s annual meeting of stockholders and the satisfaction or waiver of other closing conditions, we have agreed to issue and sell to the Investors 52,000 shares of newly created Series A Convertible Preferred Stock (the “Series A Preferred Stock”) of the Company for an aggregate purchase price of $52,000,000 (the “Financing”) at the closing (the “Closing”) to be held promptly following the annual meeting of stockholders.

The Special Committee of our board of directors, which is composed of three independent directors (the “Special Committee”), unanimously approved the Investment Agreement and the issuance of Series A Preferred Stock and shares of common stock issuable upon conversion of Series A Preferred Stock pursuant to the Investment Agreement. In addition, in accordance with our policy for approval of related person transactions, the audit committee of our board of directors unanimously approved the Financing as being in the best interests of our stockholders relative to all other financing alternatives available to us. The Financing was then unanimously approved by our board of directors (with Mr. Jones recusing himself) on March 11, 2016, and the board of directors recommended that the issuance of such securities pursuant to the Investment Agreement be presented to the Company’s stockholders for approval in order to comply with the stockholder approval requirements of The Nasdaq Global Market.

The information set forth in this Proposal is qualified in its entirety by reference to the actual terms of the agreements entered into in connection with the Financing, which are included as exhibits to our Current Report on Form 8-K filed with the SEC on March 14, 2016 (excluding Item 2.02 and Exhibit 99.1 thereto).

Necessity of Stockholder Approval

As a result of being listed for trading on The Nasdaq Global Market, issuances of the Company’s common stock are subject to the Nasdaq Stock Market Rules, including Nasdaq Listing Rules 5635(b) and 5635(c). Under Nasdaq Listing Rule 5635(b), stockholder approval must be sought in connection with the issuance of securities that results in a change of control of the Company. A change of control of the Company may be deemed to occur under the Nasdaq Listing Rules upon the issuance of common stock or securities convertible into or exercisable for common stock by a listed company to an investor or a group who would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position following the transaction. Under Nasdaq Listing Rule 5635(c), stockholder approval must be sought in connection with the issuance of common stock or securities convertible into or exercisable for common stock by a listed company to its officers, directors, employees or consultants, in a private placement, which Nasdaq considers to be a form of “equity compensation” requiring shareholder approval. The Financing triggers these Nasdaq rules because, following the issuance of the securities in the Financing, Francisco Partners will own or have the right to acquire more than 20% of the outstanding voting power shares of our common stock, which will be the largest ownership position. The 50,000 shares of Series A Preferred Stock that we expect to issue to Francisco Partners at the Closing will initially be convertible into 11,111,111 shares of common stock, which is more than 20% of our common stock outstanding as of March 11, 2016. In addition, Chrysalis will purchase 2,000 of the Series A Preferred Stock at the Closing, and David A.

Jones, Jr., the chairman of our board of directors, is a partner in Chrysalis Ventures. As a result, we are seeking stockholder approval of the issuance of the Series A Preferred Stock in the Financing to satisfy the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(c).

Series A Preferred Stock

The rights, preferences and privileges of the Series A Preferred Stock are set forth in a Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock (the “Certificate of Designations”) and summarized below.

Ranking: The Series A Preferred Stock will rank senior in preference and priority to the common stock and each other class or series of capital stock of the Company, except for any class or series of capital stock issued in compliance with the terms of the Certificate of Designations.

Dividends: The holders of Series A Preferred Stock will be entitled to receive, out of funds legally available for the payment of dividends under Delaware law, cumulative dividends that accrue daily at an annual rate of 7.5%, compounded and payable quarterly in kind; provided that after the second anniversary of the Closing, we may elect to pay such dividends in cash. Upon the occurrence of certain events, the annual dividend rate shall increase during the continuance of any such event, but in no event shall the annual dividend rate be more than 16.5% annually. The holders of Series A Preferred Stock will also be entitled to participate in cash dividends and in-kind distributions made on shares of common stock.

Liquidation Preference: Upon liquidation, dissolution or winding-up of the Company, the holders of Series A Preferred Stock will be entitled to be paid first out of any proceeds in an amount per share equal to the greater of (a) the $1,000 stated value of the Series A Preferred Stock (the “Stated Value”), and (b) such amounts as would have been payable had all shares of Series A Preferred Stock been converted into common stock, plus all accrued but unpaid dividends on each share of Series A Preferred Stock (the “Liquidation Preference”), and prior to payment of any amounts on our common stock.

Conversion and Anti-dilution Protection. Each share of Series A Preferred Stock is initially convertible at any time at the option of each holder into such number of shares of common stock equal to the Stated Value plus all accrued and unpaid dividends thereon divided by the conversion price then in effect. The initial conversion price will be $4.50. Following the second anniversary of the Closing, the Company may force conversion of the Series A Preferred Stock into common stock if the closing price of our common stock is at least 175% of the then-applicable conversion price for 45 consecutive trading days with a minimum average trading volume of at least 75,000 shares for 40 of such 45 trading days. The conversion price will be subject to adjustment in the event that the Company issues other securities at a price per share less than the conversion price of the Series A Preferred Stock then in effect, subject to specified exceptions, and is also subject to adjustment in connection with stock splits, combinations, dividends and other corporate transactions affecting the common stock. The rights, preferences and privileges of the Series A Preferred Stock include weighted-average anti-dilution protection.

Voting Rights: Holders of Series A Preferred Stock will be entitled to vote with the holders of the common stock on an as-converted basis. In addition, prior to the conversion of the Series A Preferred Stock, the consent of the holders of at least a majority of the Series A Preferred Stock then outstanding, voting together as a single class, will be required for the Company to take certain actions, including, among other things, amending or altering the rights, powers or preferences of the Series A Preferred Stock; amending or altering the Company’s Certificate of Incorporation in a manner that would adversely affect the Investors’ ability to transfer their securities or convert their Series A Preferred stock into common stock; authorizing or creating any class of stock ranking as to dividends, redemption or distribution of assets upon certain liquidation events, senior to, or otherwise pari passu with, the Series A Preferred Stock; or declaring or paying any dividend or distribution on any securities ranking junior to the Series A Preferred Stock.

Redemption: Upon the occurrence of a Fundamental Change (as defined in the Certificate of Designations) or beginning on the seventh anniversary of the Closing, the holders of Series A Preferred Stock will have the right to require the Company to redeem the shares of Series A Preferred Stock, in whole or in part, in cash for a price per share equal to the Liquidation Preference. The Company will have the right to redeem the shares of Series A Preferred Stock in the event of certain Fundamental Changes.

Effect of Financing on Current Stockholders

If the Financing is completed, we will issue 52,000 shares of Series A Preferred Stock, which will initially be convertible into 11,555,556 shares of common stock, which would represent approximately 34.3% of our issued and outstanding capital stock as of March 11, 2016. The holders of Series A Preferred Stock will be entitled to vote with the holders of common stock on an as-converted basis. Therefore, on the date of the issuance of the Series A Preferred Stock, the holders thereof will have approximately 34.3% of the voting power of the Company. The conversion price of the Series A Preferred Stock will be subject to adjustment on a weighted-average basis in the event that we issue other securities at a price per share less than the conversion price of the Series A Preferred Stock then in effect, subject to specified exceptions, and is also subject to adjustment in connection with stock splits, combinations, dividends and other corporate transactions affecting the common stock. If the issuance of the securities at the Closing is approved and all of the shares of Series A Preferred Stock are issued, current holders of our outstanding common stock will be subject to immediate and significant dilution of their investment.

Factors Considered by Our Board of Directors in Recommending the Financing

In developing and arriving at its recommendation to the stockholders to vote in favor of the Financing, our board of directors, including the members of the Special Committee and the audit committee, explored with Raymond James & Associates, Inc., the Company’s financial advisors, several alternatives to achieve the Company’s financing requirements, including, among others, the Financing, the Company’s existing credit facility with Wells Fargo Bank, National Association, the Company’s existing shelf registration statement on Form S-3 and alternative private placement transactions with investors other than those participating in the Financing.

For each of these alternatives, our board of directors, including the members of the Special Committee and the audit committee, considered the following factors:

•	the extent to which each financing alternative increases and maximizes stockholder value;

•	the degree of execution risk with each of the financing alternatives;

•	the degree to which each financing alternative was dependent upon market certainty and how the passage of time might adversely affect the likelihood of closing a transaction;

•	the timing of anticipated public announcements that may affect the Company’s stock price relative to closing each financing alternative;

•	the amount of time needed to complete each such financing alternative;

•	the dilution to existing stockholders for each financing alternative;

•	the extent to which each financing alternative satisfies the Company’s financing needs;

•	the need for third-party engagement to consummate each financing alternative and the degree of due diligence that may be required to close such financing alternative;

•	the expenses of the transaction, including third-party costs (banker, finder, legal and other costs); and

•	other factors, costs, benefits, restrictions and limitations that may have applied uniquely to the particular financing alternative.

After careful consideration and weighing of each of the potential financing alternatives against each of these factors, our board of directors determined that the Financing provides the best opportunity to enable the Company to move forward with its operations and growth.

Timing of Closing

The Closing will occur promptly following the date on which the last of the conditions set forth in the Investment Agreement has been satisfied or waived, which the Company anticipates to be the next business day after approval of this Proposal No. 3 at the annual meeting of stockholders.

Conditions to the Completion of the Financing

The obligations of the Company and the Investors to consummate the Closing of the Financing are subject to the satisfaction or, to the extent legally permissible, waiver of certain conditions, including, among other things, the following:

•	filing of the Certificate of Designations with the Secretary of State of the State of Delaware;

•	the payoff letter relating to the Company’s repayment of amounts outstanding under its Second Lien Term Loan Agreement THL Corporate Finance, Inc. shall be in full force and effect;

•	execution and delivery of the Rights Agreement;

•	approval by the stockholders of the issuance of the shares of Series A Preferred Stock at the Closing;

•	delivery of an officer’s certificate by the Company;

•	accuracy as of the Closing of the representations and warranties made by each party to the extent specified in the Investment Agreement; and

•	performance of all covenants, agreements, obligations and conditions of each party required to be performed or complied with on or prior to the Closing by the Investment Agreement.

Expenses

The Company has agreed to reimburse the Investors for all reasonable, documented out-of-pocket costs and expenses of the Investors and their advisors incurred in connection with the Financing, in an amount not to exceed $1,000,000. In addition, in consideration for providing certain financial advisory services in connection with the Financing, Raymond James & Associates, Inc. is to be paid a fee of $1,500,000 at the Closing.

Termination

The Investment Agreement may be terminated at any time prior to the Closing (i) by mutual agreement of the Company and a majority-in-interest of the Investors; (ii) by either the Company or a majority-in-interest of the Investors, if the Closing has not occurred by June 30, 2016 (the “Outside Date”), (iii) by either the Company or a majority-in-interest of the Investors, if the approval of our stockholders is not obtained; (iv) by either the Company or a majority-in-interest of the Investors, if any order or ruling enjoins or otherwise prohibits the Financing; or (v) by either the Company or a majority-in-interest of the Investors, if there has been a material breach of any representation, warranty, covenant or obligation of the other party contained in the Investment Agreement, which has not been cured prior to the earlier of (x) 30 days after delivery of notice thereof and (y) the Outside Date. The right to terminate under clauses (ii), (iii), (iv) and (v) above shall not be available to either party whose failure to perform its obligations under the Investment Agreement is the primary cause of the failure of any Closing condition to be satisfied. In the event that the Investment Agreement is terminated because the Closing did not occur by the Outside Date and the stockholders’ meeting was not held at least three business days prior to such date, or the stockholder approval was not obtained, we have agreed to pay Francisco Partners a termination fee of $1,000,000; provided that if the termination fee is payable due to the failure of the stockholder vote, the Investors will not be entitled to any expense reimbursement. If the Investment Agreement is terminated (other than due to a breach or failure to perform by Francisco Partners) and, prior to September 11, 2016, the Company has entered into an agreement to consummate an alternative financing or similar transaction, we have agreed to pay Francisco Partners a termination fee of $2,000,000.

Investor Rights Agreement Related to the Financing

In connection with the Closing, we and the Investors will enter into an Investor Rights Agreement (the “Rights Agreement”). Pursuant to the Rights Agreement, the Company and our board of directors will cause, effective as of the Closing, the size of the board of directors to be decreased to seven members. In addition, for so long as they hold at least 25% of the Series A Preferred Stock purchased under the Investment Agreement and 5% of the outstanding common stock of the Company on as as-converted basis, Francisco Partners will be entitled to designate one director (the “Preferred Director”) to our board of directors. Subject to applicable law, including the rules of the SEC and The Nasdaq Global Market, the Preferred Director will be entitled to serve as a member of the compensation committee of our board of directors. As described in this Proxy Statement, the initial Preferred Director, Ezra Perlman, will be designated as a Class II director effective as of the Closing. The Preferred Director will be entitled to benefits under the Company’s director and officer insurance policy and will enter into the Company’s standard form of director indemnification agreement. In addition, following the Closing, for so long as they hold at least 10% of the Series A Preferred Stock purchased under the Investment Agreement, Francisco Partners will be entitled to designate one board observer (the “Preferred Observer”) to our board of directors. The Company will agree to reimburse the Preferred Director and Preferred Observer for their reasonable, documented out-of-pocket expenses incurred for purpose of attending meetings of our board of directors or its committees.

In addition, the Rights Agreement will grant the Investors the right to require the Company to file with the SEC a registration statement to register for resale the Investors’ shares of Series A Preferred Stock and any shares of common stock issuable upon conversion of the Series A Preferred Stock (collectively, the “Registrable Securities”). The Investors will be granted the right to request three underwritten offerings per year, and will be granted unlimited “piggyback” registration rights with respect to the Registrable Securities. The obligation to register the Registrable Securities continues until those securities have been sold by the holders of the registration rights, may be sold without limitation under Rule 144 or, in the case of the Series A Preferred Stock, have been redeemed. These registration rights are subject to certain conditions and limitations, including the right of the underwriters of an offering to limit the number of shares of common stock included in any such registration under certain circumstances. We will generally be required to pay all expenses incurred in connection with registrations effected in connection with the registration rights, excluding underwriting discounts and commissions.

Listing of Common Stock

The shares of our common stock to be issued upon conversion of Series A Preferred Stock issued in the Financing will be listed on The Nasdaq Global Market under the symbol “CNXR.”

Use of Proceeds

We expect to receive approximately $49.5 million in net proceeds from the sale of Series A Preferred Stock in the Financing. We currently intend to use the net proceeds from the Financing to repay the remaining balance under our existing Second Lien Term Loan Agreement with THL Corporate Finance, Inc. and for general corporate purposes. This expected use of net proceeds represents our current intentions based upon our present plans and business conditions. The amounts and timing of our actual expenditures will depend on numerous factors.

Consequences of Not Approving This Proposal

If stockholder approval is not obtained on or before June 30, 2016, we will not complete the Closing and we will not issue or receive proceeds from the sale of Series A Preferred Stock. In addition, as described above, we will be required to pay Francisco Partners a termination fee of $1,000,000.

Interests of Certain Persons in the Financing

When you consider our board of director’s recommendation to vote in favor of the proposal, you should be aware that our directors and existing stockholders may have interests in the Financing that may be different from, or in addition to, the interests of our other stockholders. In particular, the chairman of our board of directors, David A. Jones, Jr., is a partner in Chrysalis Ventures.

The Financing was separately approved by the Special Committee of our board of directors, and Mr. Jones was not a member of the Special Committee. The Financing was also approved by our entire board of directors.

Voting Agreements

In connection with the Financing, on March 11, 2016, each of GPP–Connecture, LLC, and Chrysalis Ventures II, L.P., each a holder of more than 5% of a class of our voting securities, entered into a voting agreement with Francisco Partners IV (the “Voting Agreements”) pursuant to which GPP–Connecture, LLC and Chrysalis Ventures II, L.P., as applicable, agreed to vote their shares of common stock in favor of the Financing.

Vote Required and Board of Directors Recommendation

The affirmative vote of a majority of the voting power of the shares present in person or by proxy and entitled to vote on the matter at the annual meeting is required for approval of this proposal. Abstentions will have the effect of a vote “against” the issuance of securities in the Financing pursuant to the Investment Agreement. Broker non-votes will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ISSUANCE OF SECURITIES IN THE FINANCING PURSUANT TO THE INVESTMENT AGREEMENT. PROXIES WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE ON THEIR PROXIES.

PROPOSAL NO. 4

APPROVAL OF AMENDMENT TO THE COMPANY’S 2014 EQUITY INCENTIVE PLAN

Stockholders are being asked to approve an amendment to the Connecture, Inc. 2014 Equity Incentive Plan (the “2014 Plan”) so that we can continue to use the 2014 Plan to achieve the Company’s performance, recruiting, retention and incentive goals.

On March 22, 2016, our board of directors, upon the recommendation of the Compensation Committee, unanimously adopted a resolution approving an amendment to increase the number of shares available for issuance under the 2014 Plan by 1,500,000 shares (the “Amendment”), subject to stockholder approval at the Annual Meeting.

We are seeking to increase the available share pool under the 2014 Plan by 1,500,000 shares. A total of 1,048,781 shares of our common stock were initially authorized and reserved for issuance under the 2014 Plan, including the 498,781 shares that were added to the 2014 Plan after termination of the 2010 Stock Incentive Plan. This reserve automatically increased on January 1, 2015, by 433,784 shares and January 1, 2016, by 441,267 shares.

Our board of directors believes that the proposed Amendment to the 2014 Plan is in the best interests of, and will provide long-term advantages to, us and our stockholders and recommends its approval by our stockholders. Our board of directors believes that the number of shares of common stock currently available for issuance under the 2014 Plan is insufficient in view of our compensation structure and strategy since there are not enough shares remaining for any future annual equity incentive grants. This insufficiency was caused, in part, by unanticipated new executive officer hires at the end of fiscal 2015. Our board of directors has concluded that our ability to attract, retain and motivate top-quality employees and non-employee members of our board of directors is material to our success and would be enhanced by our continued ability to make grants under the 2014 Plan.

We operate in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain employees, directors, and other service providers of the highest caliber. One of the tools our board of directors regards as essential in addressing these challenges is a competitive equity incentive program. The 2014 Plan is designed to provide a vehicle under which a variety of stock-based and other awards can be granted to service providers (including employees, consultants and directors) of our Company, which awards align the interests of award recipients with those of our stockholders; reinforce key goals and objectives that help drive stockholder value; and attract, motivate and retain experienced and highly qualified individuals who will contribute to our success.

Other than the addition of shares to the 2014 Plan’s share pool, stockholders are not being asked under this proposal to approve any other amendment to the 2014 Plan or to reapprove the 2014 Plan as a whole. Specifically, approval of this proposal will not change the types of awards that may be granted or expand the benefits that eligible participants may receive under the 2014 Plan. Our board of directors believes it is crucial to provide new incentive and compensatory equity-based equity awards to current and future option holders, most particularly to our executive officers and directors for contractual, retentive, compensatory and incentive reasons. There are not a sufficient number of shares available for such awards under the 2014 Plan, which has led the board of directors to seek stockholder approval of the Amendment. We believe that if the Amendment is not approved, it may be difficult to retain officers and non-employee directors for the Company.

At March 11, 2016, there were 657,100 options and 941,660 restricted stock units outstanding under the 2014 Plan. The weighted average exercise price per share for outstanding stock options is $9.34. No options were exercisable, and 167,146 shares remained available for issuance under the 2014 Plan. The closing share price on March 11, 2016 was $2.86 per share.

Summary of 2014 Plan

A summary of the principal features of our 2014 Plan (as amended by this Proposal No. 4) is provided below, but is qualified in its entirety by reference to the full text of the 2014 Plan set forth in Appendix A to this Proxy Statement. Stockholders are being requested to approve the Amendment as described herein.

Our 2014 Plan was approved by our board of directors and our stockholders in November 2014 and became effective upon the consummation of our initial public offering. We may provide these incentives through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and units and other cash-based or stock-based awards.

A total of 1,048,781 shares of our common stock were initially authorized and reserved for issuance under the 2014 Plan, including the 498,781 shares that were added to the 2014 Plan after termination of the 2010 Stock Incentive Plan. This reserve automatically increased on January 1, 2015 (by 433,784 shares), and January 1, 2016 (by 441,267 shares), and will automatically increase on each subsequent January 1 through 2024, by an amount equal to the smaller of (a) 2% of the number of shares of common stock issued and outstanding on the immediately preceding December 31, or (b) an amount determined by the board.

Appropriate adjustments will be made in the number of authorized shares and other numerical limits in the 2014 Plan and in outstanding awards to prevent dilution or enlargement of participants’ rights in the event of a stock split or other change in our capital structure. Shares subject to awards that expire or are canceled or forfeited will again become available for issuance under the 2014 Plan. The shares available will not be reduced by awards settled in cash or by shares withheld to satisfy tax withholding obligations; the net number of shares issued upon the exercise of stock appreciation rights or options exercised by means of a net exercise or by tender of previously owned shares will be deducted from the shares available under the 2014 Plan.

The 2014 Plan is administered by the compensation committee of our board of directors. Subject to the provisions of the 2014 Plan, the compensation committee determines in its discretion the persons to whom and the times at which awards are granted, the sizes of such awards and all of their terms and conditions. The compensation committee has the authority to construe and interpret the terms of the 2014 Plan and awards granted under it. The 2014 Plan provides, subject to certain limitations, for indemnification by us of any director, officer or employee against all judgments, amounts paid in settlement, and reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2014 Plan.

The 2014 Plan authorizes the compensation committee, without further stockholder approval, to provide for the cancellation of stock options or stock appreciation rights with exercise prices in excess of the fair market value of the underlying shares of common stock in exchange for new options or other equity awards with exercise prices equal to the fair market value of the underlying common stock or a cash payment.

Awards may be granted under the 2014 Plan to our employees (including officers), directors or consultants or those of any present or future parent or subsidiary corporation or other affiliated entity. As of March 11, 2016, substantially all of our approximately 400 employees were eligible to participate in the 2014 Plan, five independent directors were eligible to participate in the 2014 Plan, and no consultants were eligible to participate in the 2014 Plan. All awards will be evidenced by a written agreement between us and the holder of the award and may include any of the following:

•	Stock options. We may grant nonstatutory stock options or incentive stock options (as described in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)), each of which gives its holder the right, during a specified term (not exceeding 10 years) and subject to any specified vesting or other conditions, to purchase a number of shares of our common stock at an exercise price per share determined by the administrator, which may not be less than the fair market value of a share of our common stock on the date of grant.

•	Stock appreciation rights. A stock appreciation right gives its holder the right, during a specified term (not exceeding 10 years) and subject to any specified vesting or other conditions, to receive the appreciation in the fair market value of our common stock between the date of grant of the award and the date of its exercise. We may pay the appreciation in shares of our common stock or in cash, except that a stock appreciation right granted in tandem with a related option is payable only in stock.

•	Restricted stock. The administrator may grant restricted stock awards either as a bonus or as a purchase right at such price as the administrator determines. Shares of restricted stock remain subject to forfeiture until vested, based on such terms and conditions as the administrator specifies. Holders of restricted stock will have the right to vote the shares and to receive any dividends paid, except that the dividends may be subject to the same vesting conditions as the related shares.

•	Restricted stock units. Restricted stock units represent rights to receive shares of our common stock (or their value in cash) at a future date without payment of a purchase price (unless required under applicable state corporate laws), subject to vesting or other conditions specified by the administrator. Holders of restricted stock units have no voting rights or rights to receive cash dividends unless and until shares of common stock are issued in settlement of such awards. However, the administrator may grant restricted stock units that entitle their holders to dividend equivalent rights.

•	Performance shares and performance units. Performance shares and performance units are awards that will result in a payment to their holder only if specified performance goals are achieved during a specified performance period. Performance share awards are rights denominated in shares of our common stock, while performance unit awards are rights denominated in dollars. The administrator establishes the applicable performance goals based on one or more measures of business performance enumerated in the 2014 Plan, such as net revenue, gross margin, net income or total stockholder return. To the extent earned, performance share and unit awards may be settled in cash or in shares of our common stock. Holders of performance shares or performance units have no voting rights or rights to receive cash dividends unless and until shares of common stock are issued in settlement of such awards. However, the administrator may grant performance shares that entitle their holders to dividend equivalent rights.

•	Cash-based awards and other stock-based awards. The administrator may grant cash-based awards that specify a monetary payment or range of payments or other stock-based awards that specify a number or range of shares or units that, in either case, are subject to vesting or other conditions specified by the administrator. Settlement of these awards may be in cash or shares of our common stock, as determined by the administrator. Their holder will have no voting rights or right to receive cash dividends unless and until shares of our common stock are issued pursuant to the award. The administrator may grant dividend equivalent rights with respect to other stock-based awards.

In the event of a change in control as described in the 2014 Plan, the acquiring or successor entity may assume or continue all or any awards outstanding under the 2014 Plan or substitute substantially equivalent awards. Any awards which are not assumed or continued in connection with a change in control or are not exercised or settled prior to the change in control will terminate effective as of the time of the change in control. The compensation committee may provide for the acceleration of vesting of any or all outstanding awards upon such terms and to such extent as it determines, except that the vesting of all awards held by members of the board of directors who are not employees will automatically be accelerated in full. The 2014 Plan will also authorize the compensation committee, in its discretion and without the consent of any participant, to cancel each or any outstanding award denominated in shares upon a change in control in exchange for a payment to the participant with respect to each share subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the change in control transaction over the exercise price per share, if any, under the award.

The 2014 Plan will continue in effect until it is terminated by the administrator, provided, however, that all awards will be granted, if at all, within 10 years of its effective date. The administrator may amend, suspend or terminate the 2014 Plan at any time, provided that without stockholder approval, the plan cannot be amended to increase the number of shares authorized, change the class of persons eligible to receive incentive stock options, or effect any other change that would require stockholder approval under any applicable law or listing rule.

New Plan Benefits Table

We are proposing to amend the 2014 Plan. The following tables set forth information regarding outstanding options and shares reserved for future issuance under the 2014 Plan as of December 31, 2015.

Plan Category	Common Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Common Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders (the 2014 Plan)	1,235,690	$9.63	78,417
Equity compensation plans not approved by stockholders	—	—	—

Totals	1,235,690		78,417

Name and Position	Number of Stock Options	Avg. Exercise Price Per Share	Shares of Restricted Stock Granted	Dollar Value of Restricted Stock
Jeffery A. Surges, CEO and Director	100,000	$3.93	225,000	$844,250

Robert Douglas Schneider, Chief Product Officer and Director	60,000	$11.37	20,000	$227,400

James P. Purko, Chief Financial Officer	37,500	$11.37	12,500	$142,125

William A. Spehr, Executive Vice President, Sales & Marketing	100,000	$11.37	50,000	$563,875

All executive officers as a group (8 people)	386,950	$9.45	338,800	$2,167,756

All directors who are not executive officers as a group (7 people)	90,000	$6.79	72,720	$720,389

All employees, including all officers who are not executive officers, as a group (72 people)	290,450	$9.95	368,170	$3,903,469

Federal Tax Aspects

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers for awards granted under the 2014 Plan. Tax consequences for any particular individual may be different. The following summary not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

•

Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted nor dispose of their shares within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code. In general, the difference between the option exercise price and the fair market value of the shares on the date of exercise of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

•	Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss.

•	Stock Appreciation Rights. A participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.

•	Restricted Stock. A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss.

•

Restricted Stock Unit, Performance, Cash-Based and Other Stock-Based Awards. A participant generally will recognize no income upon the receipt of a restricted stock unit, performance share, performance unit, cash-based or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any substantially vested shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date (as defined above under “Restricted Stock”), will be taxed as capital gain or loss.

Tax Effect for the Company

We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant with respect to awards granted under the 2014 Plan, except to the extent such deduction is limited by applicable provisions of the Code.

Vote Required and Board of Directors Recommendation

The affirmative vote of a majority of the voting power of the shares present in person or by proxy and entitled to vote on the matter at the annual meeting is required for approval of this proposal. Abstentions will have the effect of a vote “against” the proposed amendment to the 2014 Plan to increase the number of shares available for issuance under the 2014 Plan by 1,500,000 shares. Broker non-votes will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSED AMENDMENT TO THE 2014 PLAN TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK UNDER THE 2014 PLAN. PROXIES WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE ON THEIR PROXIES.

REPORT OF THE AUDIT COMMITTEE

The audit committee currently consists of three directors. Mr. Ansay, Ms. Capps and Dr. Ying are each, in the judgment of the board of directors, an independent director. The audit committee acts pursuant to a written charter that has been adopted by the board of directors. A copy of the charter is available on the investor relations section of Connecture’s website at http://investors.connecture.com.

The audit committee oversees Connecture’s financial reporting process on behalf of the board of directors. The audit committee is responsible for retaining Connecture’s independent registered public accounting firm, evaluating its independence, qualifications and performance, and approving in advance the engagement of the independent registered public accounting firm for all audit and non-audit services. The audit committee’s specific responsibilities are set forth in its charter. The audit committee reviews its charter at least annually.

Management has the primary responsibility for the financial statements and the financial reporting process, including internal control systems, and procedures designed to insure compliance with applicable laws and regulations. Connecture’s independent registered public accounting firm, Deloitte & Touche LLP, is responsible for expressing an opinion as to the conformity of our audited consolidated financial statements with generally accepted accounting principles.

The audit committee has reviewed and discussed with management the company’s audited financial statements. The audit committee has also discussed with Deloitte & Touche LLP all matters that the independent registered public accounting firm was required to communicate and discuss with the audit committee, including the matters required to be discussed by Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 16, Communications with Audit Committees. In addition, the audit committee has met with the independent registered public accounting firm, with and without management present, to discuss the overall scope of the independent registered public accounting firm’s audit, the results of its examinations, its evaluations of the company’s internal controls and the overall quality of Connecture’s financial reporting.

The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm its independence.

Based on the review and discussions referred to above, the audit committee recommended to Connecture’s board of directors that the company’s audited consolidated financial statements be included in Connecture’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

AUDIT COMMITTEE

A. John Ansay

Vickie L. Capps, Chair

Alan J. Ying

The foregoing Report of the Audit Committee shall not be deemed to be incorporated by reference into any filing of Connecture under the Securities Act of 1933, as Amended (the “Securities Act”) or the Exchange Act, except to the extent that Connecture specifically incorporates such information by reference in such filing and shall not otherwise be deemed “filed” under either the Securities Act or the Exchange Act or considered to be “soliciting material.”

COMPENSATION OF NAMED EXECUTIVE OFFICERS AND DIRECTORS

Summary Compensation Table

The following table presents compensation information for fiscal 2015 and 2014 paid to, or earned by, the two individuals who served as our principal executive officer and our two other most highly compensated persons serving as executive officers as of December 31, 2015. We refer to these executive officers as our “named executive officers” in this proxy statement.

Name and Principal Position	Year	Salary	Bonus		Stock Awards(6)		Option Awards(9)	All Other Compensation(10)	Total
Jeffery A. Surges(1)	2015	$59,712	$—		$1,789,375	(7)	$171,596	$22	$2,029,705
Chief Executive Officer

Robert Douglas Schneider(2)	2015	400,000	—		291,775	(8)	330,600	774	1,023,149
Chief Product Officer and President	2014	300,000	1,300,000	(4)	—		—	—	1,600,000

James P. Purko	2015	280,000	—		142,125		206,625	5,000	633,750
Chief Financial Officer	2014	218,360	350,000	(5)	—		—	2,695	571,055

William A. Spehr(3)	2015	230,359	—		563,875		551,000	4,756	1,349,990
Executive Vice President of Sales and Marketing

(1)	Mr. Surges joined the Company in November 2015, and therefore, only compensation paid to, or earned by, Mr. Surges in fiscal 2015 is listed in the table above.
(2)	Mr. Schneider was our Chief Executive Officer until November 2015.
(3)	Mr. Spehr joined the Company in April 2015, and therefore, only compensation paid to, or earned by, Mr. Spehr in fiscal 2015 is listed in the table above.
(4)	Represents (i) a $1.0 million bonus paid pursuant to an individual bonus agreement entered into with Mr. Schneider effective December 31, 2013 that provided that a bonus would become payable upon the earliest to occur of (a) an initial public offering, (b) a change in control, (c) the closing of an equity financing in which we receive gross proceeds of at least $20,000,000 or (d) October 1, 2014, which bonus was earned by Mr. Schneider effective as of October 1, 2014; and (ii) a discretionary bonus of $300,000 awarded by the compensation committee, which bonus was not paid pursuant to a formal bonus plan or upon achievement of quantitative targets and was paid entirely at the discretion of the compensation committee based on a comprehensive assessment of Mr. Schneider’s performance.
(5)	Represents (i) a $250,000 bonus paid pursuant to an individual bonus agreement entered into with Mr. Purko effective December 31, 2013 that provided that a bonus would become payable upon the earliest to occur of (a) an initial public offering, (b) a change in control, (c) the closing of an equity financing in which we receive gross proceeds of at least $20,000,000 or (d) October 1, 2014, which bonus was earned by Mr. Purko effective as of October 1, 2014; and (ii) a discretionary bonus of $100,000 awarded by the compensation committee, which bonus was not paid pursuant to a formal bonus plan or upon achievement of quantitative targets and was paid entirely at the discretion of the compensation committee based on a comprehensive assessment of Mr. Purko’s performance.
(6)	These amounts reflect the full grant date fair value of the RSU awards granted during the indicated fiscal year, computed in accordance with ASC Topic 718, Compensation-Stock Compensation. Note that the amounts reported in this column reflect the accounting cost for these awards, and do not correspond to the actual economic value that our named executive officers may receive from these awards.
(7)	Includes a grant of 355,000 restricted stock units in January 2016 which were approved and promised in November 2015, valued at $914,125.
(8)	Includes a grant of 25,000 restricted stock units in January 2016 which were approved and promised in November 2015, valued at $64,375.

(9)	These amounts reflect the full grant date fair value of all option awards granted during the indicated fiscal year, computed in accordance with ASC Topic 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The assumptions made in valuing the stock awards for 2015 are included in Note 9 of the Notes to Consolidated Financial Statements in the 2015 Annual Reports on Form 10-K. Note that the amounts reported in this column reflect the accounting cost for these awards, and do not correspond to the actual economic value that our named executive officers may receive from these awards.
(10)	Fiscal 2015 includes 401(k) matching contributions and the taxable value of Company-provided life insurance. Fiscal 2014 consists solely of 401(k) matching contributions.

Executive Officers

The following table sets forth information regarding our executive officers as of April 4, 2016.

Name	Age	Position
Jeffery A. Surges	48	Chief Executive Officer and Director
Robert Douglas Schneider	59	Chief Product Officer, President and Director
James P. Purko	43	Chief Financial Officer and Secretary
William A. Spehr	53	Executive Vice President of Sales & Marketing
David A. Sockel	52	Executive Vice President of Strategy and Corporate Development
Mark E. Granville	60	Senior Vice President and General Manager, InsureAdvantage
Lea DeVillers	47	General Counsel

Mr. Schneider’s and Mr. Surges’ biographies can be found on page [6] of this Proxy Statement with the biographies of the other members of the board of directors. Biographies for our other executive officers, including our other named executive officers, are below.

James P. Purko has served as our Chief Financial Officer and Secretary since February 2011. Previously, he served in various positions at HK Systems, Inc., a provider of automated material handling and logistics solutions now known as Dematic Corp. following its 2010 acquisition by the Dematic Group, from 2002 to 2011, most recently as Vice President and Chief Financial Officer from 2008 to 2010, where he held executive responsibility for the Finance and IT functions of the Company. Prior to joining HK Systems, Mr. Purko worked as an auditor and audit manager for Arthur Andersen LLP from 1995 to 2002. Mr. Purko holds a B.B.A. in accounting from the University of Wisconsin–Madison and an MBA from the University of Chicago Booth School of Business. He is a certified public accountant and a member of the American Institute of Certified Public Accountants.

David A. Sockel has served as our Executive Vice president of Strategy and Corporate Development since April 2015. Mr. Sockel was our Chief Revenue Officer from May 2011 until April 2015. Prior to becoming our Chief Revenue Officer, Mr. Sockel served as the chief executive officer of HealthPlan CRM, a provider of healthcare member acquisition and marketing solutions, from September 2010 to April 2011. Prior to that time, Mr. Sockel served in various positions with us from 1999 to 2010, including as a Senior Vice President for Corporate and Sales Development from July 2009 to August 2010 and a Vice President of Operations and Business Development from 1999 to 2009. Mr. Sockel holds a B.S. in business administration and marketing from the University of Illinois Champaign-Urbana, an M.A. in public policy from the University of Chicago and an MBA from the University of Chicago Booth School of Business.

William A. Spehr has served as our Executive Vice President of Sales & Marketing since April 2015. Previously, he served as the Chief Sales Officer for WebMD Health Services, a provider of health management programs and benefit decision-support solutions, from 2010 to 2015. Prior to joining WebMD Health Services, Mr. Spehr worked for CVS Caremark from 1999 to 2010, where he was Senior Vice President for Sales and Account Services from 2005 to 2010. Mr. Spehr holds a B.A. in political science from the State University of New York at Oneonta and an MPA in health policy and management from New York University.

Mark E. Granville has served as our Senior Vice President and General Manager, InsureAdvantage since October 2012. Previously, Mr. Granville worked for the healthcare business of Thomson Reuters (now Truven Health Analytics Inc.), a provider of healthcare data, analytics and advisory services, where he served as Senior

Vice President, Analytic Consulting, from January 2012 to October 2012 and as Senior Vice President, Client Experience from August 2009 to December 2012. He holds a B.B.A. in management information systems from Bowling Green State University and an MBA from the University of Wyoming–Casper.

Lea DeVillers has served as our General Counsel since June 2013. Previously, she was Corporate Counsel for us from December 2010 to June 2013. Prior to joining Connecture, she was in-house counsel for Blue Cross Blue Shield of Minnesota, a health insurance company, from 1996 to 2002, where she provided legal advice to the government programs business unit on a variety of transactional, regulatory compliance, and policy and legislative affairs matters. Ms. DeVillers was not employed from 2002 to 2010 when she was devoting her full time to family matters. Ms. DeVillers holds a B.A. from the University of Wisconsin–Milwaukee and a J.D. from the University of Virginia School of Law.

Potential Payments Upon Termination and Change in Control

Each of our named executive officers is subject to certain obligations relating to non-competition, non-solicitation, proprietary information and assignment of inventions. Pursuant to these obligations, each named executive officer has agreed (i) not to solicit our employees or customers during employment and for a period of 12 months after the termination of employment, (ii) not to compete with us or assist any other person to compete with us during employment and a period of 12 months after the termination of employment and (iii) to protect our confidential and proprietary information and to assign to us intellectual property developed during the course of employment.

In addition, we have entered into employment agreements or offer letters with each of our named executive officers. The following is a summary of the employment agreements or offer letters, as applicable, with our named executive officers.

Jeffery A. Surges is party to an employment agreement with us effective November 12, 2015. Mr. Surges’ employment agreement has no specific term and constitutes at-will employment. Mr. Surges’ annual base salary is $450,000, and beginning in fiscal 2016, he will be eligible to receive an annual bonus of 50% of his annual base salary. Mr. Surges is also eligible to receive benefits that are substantially similar to those of our other employees. Payment of any bonus to Mr. Surges is subject to the sole and absolute discretion of the Compensation Committee. Pursuant to Mr. Surges’ agreement, in the event Mr. Surges is terminated without cause or if Mr. Surges voluntarily terminates his employment with us for good reason, we are obligated to pay him (i) an amount equal to 100% of his then-current annual base salary, to be paid out in monthly installments over a period of 12 months, (ii) the premium for Mr. Surges and his dependents’ group health care continuation coverage for 12 months, (iii) vested benefits under any employee benefit plan and any earned but unpaid bonus, and (iv) if such termination is after June 30, a prorated target bonus. If such termination is in connection with a change in control, 100% of Mr. Surges’ outstanding but unvested equity awards will vest in full. For purposes of Mr. Surges’ agreement, “cause” means (i) theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Company documents or records; (ii) material failure to abide by the Company’s code of conduct or other policies, which failure, to the extent such failure can be cured, is not cured within a reasonable period of time after written notice; (iii) unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of the Company; (iv) any intentional act that has a material detrimental effect on the Company’s reputation or business; (v) repeated failure to perform any reasonable assigned duties after written notice of, and a reasonable opportunity to cure, such failure; (vi) any material breach of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement with the Company, which breach is not cured pursuant to the terms of such agreement; or (vii) conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude or that impairs Mr. Surges’ ability to perform his duties. For purposes of Mr. Surges’ agreement, “good reason” is defined as Mr. Surges’ resignation (i) if we, without his written consent, (a) materially reduce Mr. Surges’ then-current authority, duties or responsibilities; (b) materially reduce Mr. Surges’ then-current base salary, unless substantially all other executive management employees’ base salaries are similarly or proportionally reduced; (c) materially change the geographic location at which Mr. Surges must perform services for us; or (d) materially breach the employment agreement; and (ii) Mr. Surges provides written notice of the action to us within 60 days, we do not remedy the action within 30 days (the cure period) and Mr. Surges resigns within ten days of the expiration of the cure period.

Robert Douglas Schneider is party to an employment agreement with us effective December 31, 2011. Mr. Schneider’s employment agreement has no specific term and constitutes at-will employment. Pursuant to a letter agreement with us entered into October 18, 2014, Mr. Schneider’s annual base salary was increased to $400,000 beginning as of January 1, 2015 as a result of the closing of our initial public offering prior to December 31, 2014. Mr. Schneider is also eligible to receive benefits that are substantially similar to those of our other employees. Under his employment agreement, Mr. Schneider is eligible to receive an annual bonus with a target payment of 50% of his then-current annual base salary. This amount was increased to 125% of his current annual base salary pursuant to the letter agreement entered into on October 18, 2014. This amount was later decreased to 50% of his current annual base salary pursuant to the letter agreement entered into on November 12, 2015 pursuant to which Mr. Schneider’s title was changed from Chief Executive Officer to Chief Product Officer and President. Payment of any bonus to Mr. Schneider is subject to the sole and absolute discretion of the Compensation Committee.

William A. Spehr is party to an offer letter and employment covenants agreement dated April 13, 2015. Mr. Spehr’s offer letter has no specific term and constitutes at-will employment. Mr. Spehr’s annual base salary is $320,000, and he is eligible to receive an annual target bonus of $280,000 or more, subject to his achievement of certain business objectives. Payment of any bonus to Mr. Spehr is subject to the sole and absolute discretion of the Compensation Committee.

In addition, each of Messrs. Schneider, Purko and Spehr is also party to a separation pay agreement with us. Pursuant to Mr. Schneider’s agreement, in the event Mr. Schneider is terminated without cause or if Mr. Schneider voluntarily terminates his employment with us for good reason, we are obligated to pay him (i) an amount equal to 100% of his then-current annual base salary, to be paid out in monthly installments over a period of 12 months and (ii) the premium for Mr. Schneider and his dependents’ group health care continuation coverage for 12 months. Pursuant to Mr. Purko’s agreement, in the event that Mr. Purko is terminated without cause, we are obligated to pay him (i) an amount equal to 75% of his then-current annual base salary, to be paid out in equal monthly installments over a period of nine months; (ii) the premium for Mr. Purko and his dependents’ group health care continuation coverage for nine months; and (iii) a lump sum payment for Mr. Purko’s accrued but unused vacation as of the date of his termination. Pursuant to Mr. Spehr’s agreement, in the event that Mr. Spehr is terminated without cause, we are obligated to pay him (i) an amount equal to 75% of his then-current annual base salary, to be paid out in equal monthly installments over a period of nine months; (ii) the premium for Mr. Spehr and his dependents’ group health care continuation coverage for nine months; and (iii) a lump sum payment for Mr. Spehr’s accrued but unused vacation as of the date of his termination. Each of the severance benefits described above is contingent on named executive officers (i) executing a separation and release agreement; (ii) continuing compliance with certain restrictive covenants set forth in their employment agreements or separation pay agreements and (iii) cooperating with us as reasonably necessary during the separation pay period (as defined in each separation pay agreement). For purposes of these separation pay agreements, “without cause” is defined as any termination for reasons other than (i) death; (ii) disability; (iii) mutual agreement; or (iv) cause. “Cause” is defined as (i) willful insubordination; (ii) any act or omissions which is, or is likely to be, intentionally injurious to the Company or the business reputation of the Company; (iii) willful misconduct, dishonesty, fraud or malfeasance that results in injury to the Company; or (iv) indictment for, conviction or the entry of a plea of guilty or no contest to a felony or crime involving moral turpitude. For purposes of Mr. Schneider’s agreement, “good reason” is defined as Mr. Schneider’s resignation (i) if we, without his written consent, (a) materially reduce Mr. Schneider’s then-current authority, duties or responsibilities or change his job title and he resigns within 365 days; (b) materially reduce Mr. Schneider’s then-current base salary, unless substantially all other executive management employees’ base salaries are similarly or proportionally reduced; or (c) materially change the geographic location at which Mr. Schneider must perform services for us; and (ii) in the case of (i)(b) and (i)(c), Mr. Schneider provides written notice of the action to us within 60 days, we do not remedy the action within 30 days (the cure period) and Mr. Schneider resigns within ten days of the expiration of the cure period. Mr. Schneider’s title changed from Chief Executive Officer to Chief Product Officer and President pursuant to the letter agreement entered into on November 12, 2015; aside from the title change and the target bonus reduction described above, all other terms of Mr. Schneider’s employment arrangements with us remained unchanged. Because of the title change, Mr. Schneider could resign for good reason until November 12, 2016, which would trigger the severance package described above.

Under our 2010 Stock Incentive Plan, as amended (the “2010 Stock Plan”), and our 2014 Stock Incentive Plan (the “2014 Plan”), certain stock option agreements applicable to our named executive officers provide that in the event of a change of control, the stock options granted to our named executive officers will vest in full immediately before and contingent upon the change of control, subject to continuous service through the date of the change of control.

401(k)

We have established a tax-qualified employee savings and retirement plan for all employees who satisfy certain eligibility requirements, including requirements relating to age and length of service. Under our 401(k) plan, employees may elect to reduce their current compensation by up to the statutory limit, $18,000 for those under age 50 and $24,000 for those 50 and older in 2015, and have us contribute the amount of this reduction to the 401(k) plan. In 2015, we matched up to 40% of the first 6% of employee contributions. Our contributions for the years ended December 31, 2015 and 2014 were $0.7 million and $0.4 million, respectively. We intend for the 401(k) plan to qualify under Section 401 of the Code so that contributions by employees or by us to the 401(k) plan, and income earned on plan contributions, are not taxable to employees until withdrawn from the 401(k) plan.

Pension Benefits

We did not sponsor any defined benefit pension or other actuarial plan for our named executive officers during fiscal 2015.

Nonqualified Deferred Compensation

We did not maintain any nonqualified defined contribution or other deferred compensation plans or arrangements for our named executive officers during fiscal 2015.

Outstanding Equity Awards at December 31, 2015

The following table sets forth information regarding outstanding equity awards held by our named executive officers at December 31, 2015.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable(1)		Number of Securities Underlying Unexercised Options Unexercisable(1)		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested
Jeffery A. Surges	—		65,000	(4)	$3.93	11/12/2025	225,000	(6)	$884,250
	—		35,000	(5)	3.93	11/12/2025
Robert Douglas Schneider	230,606	(2)	—		1.716	12/31/2021	20,000	(8)	227,400
	507,462	(2)	—		1.866	10/26/2022
			60,000	(7)	11.37	4/29/2025
James P. Purko	116,558	(3)	38,852	(3)	1.866	10/26/2022	12,500	(8)	142,125
	—		37,500	(7)	11.37	4/29/2025
William A. Spehr	—		100,000	(9)	11.37	4/29/2025	50,000	(10)	563,875

(1)	Shares of common stock.
(2)	This option was fully vested as of December 31, 2015, and is fully exercisable.
(3)	This option grant vested as to 38,848 shares on August 3, 2013, as to 38,848 shares on August 3, 2014, as to 38,862 shares on August 3, 2015, and to the remaining 38,852 shares upon a Series B Investor Return Event. A Series B Investor Return Event is the occurrence of a change of control, or other transaction, if in such transaction each holder of our former Series B preferred stock receives an amount necessary to ensure a return of greater than $9.00 per share.
(4)	This option grant vests in accordance with certain milestones based on the price per share of the Company’s common stock on the Nasdaq Global Market.
(5)	This option grant vests with respect to 1/3 of the shares on November 12, 2016, and 1/36 of the shares on each full month following November 12, 2016, until fully vested.
(6)	This RSU award vests with respect to 1/3 of the shares on November 12, 2016, and 1/36 of the shares on each full month following November 12, 2016, until fully vested. The table does not include the RSU award granted in January 2016.
(7)	This option grant vests with respect to 1/3 of the shares on July 1, 2016, and 1/36 of the shares on each full month following July 1, 2016, until fully vested.
(8)	This RSU award vests with respect to 1/3 of the shares on July 1, 2016, July 1, 2017, and July 1, 2018. The table does not include the RSU award granted in January 2016.
(9)	This option grant vests with respect to 1/3 of the shares on April 29, 2016, and 1/36 of the shares on each full month following July 1, 2016, until fully vested.
(10)	This RSU award vests with respect to 1/3 of the shares on April 29, 2016, April 29, 2017, and April 29, 2018.

Compensation of Directors

In connection with our initial public offering, in December 2014, we implemented a director compensation policy, pursuant to which our non-employee directors are entitled to receive an annual cash fee of $44,000 and an annual equity award of $66,000 in restricted stock. The number of shares underlying the restricted stock units is determined by dividing $66,000 by the closing price of our common stock on the date of grant, and the restricted stock units vest monthly over 12 months beginning one month following the date of grant, provided that the director continues to serve as a director through such vesting date. The audit committee chairperson receives an annual fee of $12,000. The compensation committee chairperson receives an annual fee of $10,000. The nominating and corporate governance committee chairperson receives an annual fee of $10,000. Members of our board of directors are also reimbursed for travel and other out-of-pocket expenses in connection with attending meetings.

The following table sets forth information concerning the compensation earned during the last fiscal year by each director who received such compensation. Our Chief Executive Officer and Chief Product Officer did not receive additional compensation for their services as a director and, consequently, are not included in the table. The compensation received by our Chief Executive Officer and Chief Product Officer as an employee is presented in the Summary Compensation Table:

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)		Option Awards ($)(1)	Total ($)
A. John Ansay	$44,000	(4)	$147,098	(8)	—	$191,098
Vickie L. Capps	56,000	(5)	147,098	(8)	—	203,098
Brett S. Carlson	14,626	(6)	66,000	(6)	$243,000	323,626
David A. Jones, Jr.(2)	—		—		—	—
Paul Kusserow	44,000	(4)	147,098	(8)	—	191,098
Russell S. Thomas(3)	40,578	(3)	66,000		—	106,578
Alan J. Ying	54,000	(7)	147,098	(8)	—	201,098

(1)

Amounts represent the aggregate grant date fair value of stock options granted during the year computed in accordance with ASC Topic 718. Assumptions used in calculating the amounts reported in this column are set forth in Note 9 of the audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015. Note that the amounts reported in this column reflect the accounting cost for these stock options, and do not correspond to the actual economic value that our directors may receive from the stock options.
(2)	Mr. Jones did not receive compensation for his services as a director in 2015 pursuant to our director compensation policy, which provides that non-employee directors affiliated with our institutional investors do not receive such compensation.
(3)	Mr. Thomas was elected to our board of directors in January 2015 and therefore received a pro-rated $44,000 annual cash fee for service on the board of directors.
(4)	Consists of a $44,000 annual cash fee for service on the board of directors.
(5)	Consists of a $44,000 annual cash fee for service on the board of directors and a $12,000 cash fee for service as the audit committee chair.
(6)	Mr. Carlson’s fees earned or paid in cash consist of a pro-rated $75,000 annual salary he receives as a non-executive, part-time employee of Connecture. Mr. Carlson did not receive an annual cash fee for services on the board of directors in 2015. In addition, Mr. Carlson was granted stock options to purchase 90,000 shares of our common stock at an exercise price of $6.79 per share and $66,000 of restricted stock units, respectively, on September 4, 2015, in connection with his part-time employment. The options vest one third (1/3) on the first anniversary of September 4, 2015 and on the corresponding day of each year thereafter. The restricted stock units vest one fourth (1/4) on the three, six, nine and twelve month anniversary of September 4, 2015. Mr. Carlson did not receive an annual equity award for services on the board of directors in 2015.
(7)	Consists of a $44,000 annual cash fee for service on the board of directors and a $10,000 cash fee for service as the compensation committee chair.
(8)	Consists of a $81,098 restricted stock unit grant of our common stock for service performed in connection with our 2014 IPO and an annual equity award of $66,000.

EQUITY COMPENSATION PLAN INFORMATION

We currently maintain three compensation plans that provide for the issuance of our Common Stock to officers and other employees, directors and consultants. These consist of the 2010 Stock Incentive Plan (the “2010 Stock Plan”), the 2014 Equity Incentive Plan (the “2014 Plan”) and the 2014 Employee Stock Purchase Plan (the “2014 Purchase Plan”), each of which has been approved by our stockholders. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of December 31, 2015:

Plan Category	Number of shares to be issued upon exercise of outstanding options and rights (a)		Weighted-average exercise price of outstanding options and rights (b)		Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by stockholders	2,960,443	(1)	$4.16	(2)	342,713	(3)
Equity compensation plans not approved by stockholders	—		—		—
Total	2,960,443				342,713

(1)	Includes an estimated 53,000 shares expected to vest under the 2014 Purchase Plan in the November 2015 to May 2016 offering period.
(2)	The weighted average exercise price is calculated based solely on outstanding stock options units.
(3)	Includes 78,417 shares of common stock available for issuance in connection with future awards under our 2014 Plan and 264,296 shares of common stock available for future issuance under the 2014 Purchase Plan. The 2014 Plan provides that the number of shares reserved for issuance under that plan will automatically increase on January 1, 2016 and each subsequent anniversary through 2024, by an amount equal to the smaller of (i) 2% of the number of shares of common stock issued and outstanding on the immediately preceding December 31, or (ii) an amount determined by the board. The reserve under the 2014 Plan also will be increased to include any shares subject to outstanding stock options under the 2010 Stock Plan at the time of its termination that are forfeited or lapse for any reason prior to exercise or settlement and would otherwise have returned to the share reserve under the 2010 Stock Plan. The 2014 Purchase Plan provides that the number of shares reserved for issuance under that plan will automatically increase on January 1, 2016 and each subsequent anniversary through 2024 equal to the smallest of (i) 100,000 shares, (ii) 0.25% of the issued and outstanding shares of our common stock on the immediately preceding December 31 or (iii) such other amount as may be determined by the board.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transaction Policy

We have a written policy on authorizations, the Related Party Transactions Policy, which includes specific provisions for related party transactions. Pursuant to the Related Party Transactions Policy, related party transactions include any transaction, arrangement or relationship, or series of such transactions, including any indebtedness or guarantees, in which the amount involved exceeds $120,000 and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest. In the event that a related party transaction is identified, such transaction must be reported to our Corporate Secretary and subsequently must be reviewed and approved or ratified by the chairman of our audit committee or our full audit committee, depending on the amount of the transaction. Any member of the audit committee who is one of the parties in the related party transaction and who has a direct material interest in the transaction may not participate in the approval of the transaction. The audit committee has pre-approved certain potential related party transactions in advance including employment of executive officers and director compensation.

Related Party Transactions

Since the beginning of fiscal 2015, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds $120,000 and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, except for the compensation and other arrangements described in “Compensation of Named Executive Officers and Directors” elsewhere in this proxy statement and the transactions described below.

Stock Options Granted to Executive Officers and Directors

We have granted stock options and restricted stock units to our executive officers. We have also granted stock options and restricted stock units to certain members of our board of directors. For more information regarding certain of these equity awards, see “Compensation of Named Executive Officers and Directors—Summary Compensation Table” and “Compensation of Named Executive Officers and Directors—Compensation of Directors” elsewhere in this Proxy Statement.

Investors’ Rights Agreement

We are party to an investors’ rights agreement, as amended, with certain holders of our stockholders. The investors’ rights agreement, as amended, grants such stockholders certain registration rights, which include demand registration rights, piggyback registration rights and short-form registration rights, with respect to shares of our common stock.

Employment Agreements

We have entered into employment agreements with certain of our executive officers. These employment agreements provide for severance payments upon termination of the executive in certain circumstances and acceleration of vesting of stock options upon the occurrence of a change in control. Please see “Compensation of Named Executive Officers and Directors—Potential Payments upon Change in Control” elsewhere in this Proxy Statement for a summary of the potential payments to our named executive officers upon the occurrence of a change in control.

We also entered into an at-will employment offer letter with Brett S. Carlson, a member of our board of directors, on August 27, 2015, pursuant to which Mr. Carlson agreed to serve as our part-time Senior Corporate

Development Advisor and we agreed to pay Mr. Carlson an annual base salary of $75,000 and, under the 2014 Plan, granted Mr. Carlson (a) an option to purchase 90,000 shares of our common stock and (b) restricted stock units valued at $66,000, based on the closing price of the common stock on the Nasdaq Global Market on the grant date.

Indemnification of Officers and Directors

As permitted by Delaware law, our amended and restated certificate of incorporation provides that, to the fullest extent permitted by Delaware law, no director will be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director. Pursuant to Delaware law such protection would be not available for liability:

•	for any breach of a duty of loyalty to us or our stockholders;

•	for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•	for any transaction from which the director derived an improper benefit; or

•	for an act or omission for which the liability of a director is expressly provided by an applicable statute, including unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law.

Our amended and restated certificate of incorporation also provides that if Delaware law is amended after the approval by our stockholders of the amended and restated certificate of incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law. In addition, our amended and restated bylaws provide that we are required to advance expenses to our directors and officers as incurred in connection with legal proceedings against them for which they may be indemnified and that the rights conferred in the amended and restated bylaws are not exclusive.

We have entered into indemnity agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and officer to the fullest extent permitted by Delaware law and our amended and restated certificate of incorporation and bylaws for expenses such as, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action by or in our right, arising out of the person’s services as our director or executive officer or as the director or executive officer of any subsidiary of ours or any other company or enterprise to which the person provides services at our request. We also maintain directors’ and officers’ liability insurance.

Proposed Financing

As described above in Proposal No. 3, we entered into an Investment Agreement on March 11, 2016, with certain investors, including Chrysalis, a holder of more than 5% of a class of our voting securities and an entity affiliated with David A. Jones, Jr., the chairman of our board of directors. In addition, each of GPP–Connecture, LLC and Chrysalis Ventures II, L.P., each a holder of more than 5% of a class of our voting securities, entered into a Voting Agreement with Francisco Partners IV. The information regarding the Investment Agreement, Voting Agreements, Certificate of Designations and Rights Agreement set forth in “Proposal No. 3: Issuance of Securities in the Financing” is incorporated herein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and footnotes set forth information with respect to the beneficial ownership of our common stock as of March 1, 2016, by:

•	each stockholder, or group of affiliated stockholders, who we know beneficially owns more than 5% of the outstanding shares of our common stock;

•	each of our named executive officers;

•	each of our current directors; and

•	all of our current directors and current executive officers as a group.

Beneficial ownership of shares is determined under the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power.

Applicable percentage ownership in the following table is based on 22,113,831 shares of common stock outstanding as of March 1, 2016. Shares of common stock subject to equity awards currently exercisable or exercisable within 60 days of March 1, 2016, are deemed to be outstanding for calculating the number and percentage of outstanding shares of the person holding such equity awards, but are not deemed to be outstanding for calculating the percentage ownership of any other person. Beneficial ownership or voting power representing less than 1% is denoted with an asterisk (*).

Shares shown in the table below include shares held in the beneficial owner’s name or jointly with others, or in the name of a bank, nominee or trustee for the beneficial owner’s account. Unless otherwise indicated and subject to applicable community property laws, to our knowledge, each stockholder named in the following table possesses sole voting and investment power over the shares listed, except for those jointly owned with that person’s spouse.

Unless otherwise noted below, the address of each person listed on the table is c/o Connecture, Inc., 18500 West Corporate Drive, Suite 250, Brookfield, WI 53045.

	Shares of Common Stock Beneficially Owned
Name of Beneficial Owner	Shares	Percentage
5% Stockholders:
GPP—Connecture LLC(1)	4,127,232	18.7%
Chrysalis Ventures II, L.P.(2)	4,007,162	18.1%
FMR LLC(3)	3,234,761	14.6%
Entities affiliated with SSM Partners(4)	2,136,152	9.7%
Entities affiliated with Orbimed Advisors(5)	1,740,000	7.9%
Named Executive Officers and Directors:
Jeffery A. Surges(6)	—	—%
Robert Douglas Schneider(7)	747,644	3.3%
James P. Purko(8)	116,558	*
William A. Spehr(9)	49,994	*
A. John Ansay(10)	12,750	*
Vickie L. Capps(11)	12,750	*
Brett S. Carlson(12)	11,386	*
Paul Kusserow(13)	12,750	*
David A. Jones, Jr.(14)	4,007,162	18.1%
Russell S. Thomas(15)	4,500	*
Alan J. Ying(16)	108,150	*
All executive officers and directors as a group (14 persons)(17)	5,325,529	22.8%

(1)	Great Point Partners I, LP (“GPPLP”) is the sole manager and controlling member of GPP–Connecture LLC (“GPPC”). Great Point Partners I GP, LLC is the general partner of GPPLP and Great Point Partners, LLC (“Great Point”) is the investment manager of GPPLP and by virtue of such status, Great Point may be deemed to be the beneficial owner of the shares held by GPPC. Each of Dr. Jeffrey R. Jay, M.D., as senior managing member of Great Point, and Mr. David Kroin, as special managing member of Great Point, has voting and dispositive power with respect to the shares held by GPPC and therefore may be deemed to be the beneficial owner of the shares held by GPPC. The address of GPPC is 165 Mason Street, 3rd Floor, Greenwich, CT 06830. For a discussion of our material relationships with GPPC, see the section titled “Certain Relationships and Related Party Transactions.”
(2)	Chrysalis Partners II, LLC (“CP II LLC”) is the general partner of Chrysalis Ventures II, L.P. (“CV II LP”), and as such may be deemed to have voting and dispositive power over the shares held by CV II LP. Investment and voting decisions with respect to the shares held by CV II LP are made by an advisory committee of CP II LLC that consists of David A. Jones, Jr., who is a member of our board of directors, Koleman Karleski, Wright Steenrod and Irv Bailey, each of whom is a member of CP II LLC. The address of CV II LP and CP II LLC is 101 South Fifth Street, Suite 1650, Louisville, KY 40202. For a discussion of our material relationships with CV II LP, see the section titled “Certain Relationships and Related Party Transactions.”
(3)	Based on a Schedule 13G filed on February 12, 2016. Such shares are held by FMR LLC and its wholly owned subsidiaries in a fiduciary capacity, and Abigail P. Johnson is a control person of FMR LLC. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.
(4)	Represents 1,787,061 shares held by SSM Venture Partners II, L.P. (“SSMVP”) and 349,091 shares held by SSM Venture Associates, L.P. (“SSMVA”). SSM Corporation serves as the general partner of SSM II, L.P., which serves as the general partner of SSMVP and SSMVA and by virtue of such status, SSM Corporation and SSM II, L.P. each may be deemed to be the beneficial owner of shares held by SSMVP and SSMVA. Jim Witherington and Wilson Orr are the directors and majority holders of SSM Corporation and, by virtue of such status, may also be deemed to be the beneficial owners of shares held by SSMVP and SSMVA. The address of SSMVP and SSMVA is 6070 Poplar Avenue, Suite 560, Memphis, Tennessee 38119.
(5)	Based on a Schedule 13G filed on February 12, 2016. Represents 795,000 shares held by OrbiMed Advisors LLC and 945,000 shares held by OrbiMed Capital LLC. Samuel D. Isaly is a control person of the OrbiMed entities. The address of OrbiMed Advisors LLC is 601 Lexington Avenue, 54th Floor, New York, New York 10022.
(6)	Mr. Surges is our Chief Executive Officer and member of our board of directors.
(7)	Includes 738,068 shares issuable upon the exercise of options exercisable within 60 days of March 1, 2016. Mr. Schneider is our Chief Product Officer, President and a member of our board of directors.
(8)	Represents 116,558 shares issuable upon the exercise of options exercisable within 60 days of March 1, 2016. Mr. Purko is our Chief Financial Officer and Secretary.
(9)	Includes 16,664 shares issuable upon the vesting of restricted stock units vesting within 60 days of March 1, 2016, and 33,330 shares issuable upon the exercise of options exercisable within 60 days of March 1, 2016. Mr. Spehr is our Executive Vice President of Sales and Marketing.
(10)	Includes 1,500 shares issuable upon the vesting of restricted stock units vesting within 60 days of March 1, 2016. Mr. Ansay is a member of our board of directors.
(11)	Includes 1,500 shares issuable upon the vesting of restricted stock units vesting within 60 days of March 1, 2016. Ms. Capps is a member of our board of directors.
(12)	Includes 2,430 shares issuable upon the vesting of restricted stock units vesting within 60 days of March 1, 2016. Mr. Carlson is a part-time employee of Connecture and member of our board of directors.
(13)	Includes 1,500 shares issuable upon the vesting of restricted stock units vesting within 60 days of March 1, 2016. Mr. Kusserow is a member of our board of directors.
(14)	Represents shares held by CV II LP. Mr. Jones is a member of the advisory committee of CP II LLC that makes investment and voting decisions with respect to the shares held by CV II LP, and by virtue of such status, may be deemed to be the beneficial owner of the shares held by CV II LP. Mr. Jones is a member of our board of directors.

(15)	Includes 1,500 shares issuable upon the vesting of restricted stock units vesting within 60 days of March 1, 2016. Mr. Thomas is a member of our board of directors.
(16)	Includes 1,500 shares issuable upon the vesting of restricted stock units vesting within 60 days of March 1, 2016 and 95,400 shares issuable upon the exercise of options exercisable within 60 days of March 1, 2016. Dr. Ying is a member of our board of directors.
(17)	Includes 25,094 shares issuable upon the vesting of restricted stock units vesting within 60 days of March 1, 2016 and 1,221,210 shares issuable upon the exercise of options exercisable within 60 days of March 1, 2016. Excludes an executive officer who has not been designated as an executive officer for fiscal 2016.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person.

Based solely on our review of such forms furnished to us, and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater-than-10% stockholders during the fiscal year ended December 31, 2015, were satisfied, with the exception of one November 2015 filing for Mr. Carlson, which was filed late.

STOCKHOLDER PROPOSALS OR NOMINATIONS

TO BE PRESENTED AT NEXT ANNUAL MEETING

Pursuant to Rule 14a-8 under the Exchange Act of 1934, some stockholder proposals may be eligible for inclusion in our proxy statement for the fiscal 2016 annual meeting. These stockholder proposals must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8(b) (2), to the Corporate Secretary at our principal executive offices no later than the close of business on December 5, 2016 (120 days prior to the anniversary of this year’s mailing date). Failure to deliver a proposal in accordance with these procedures may result in it not being deemed timely received.

Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement. Our nominating and corporate governance committee reviews all stockholder proposals and makes recommendations to the board for actions on such proposals. For information on qualifications of director nominees considered by our nominating and corporate governance committee, see the “Corporate Governance—Director Nominations” section of this Proxy Statement.

In addition, our Bylaws provide that any stockholder intending to nominate a candidate for election to the board or to propose any business at our 2017 annual meeting, other than non-binding proposals presented pursuant to Rule 14a-8 under the Exchange Act, must give notice to the Corporate Secretary at our principal executive offices, not earlier than the close of business on the 120th day (December 29, 2016) nor later than the close of business on the 90th day (January 28, 2017) prior to the first anniversary of the date of the preceding year’s annual meeting as first specified in the notice of meeting (without regard to any postponements or adjournments of such meeting after the notice was first given). The notice must include the information specified in our Bylaws, including information concerning the nominee or proposal, as the case may be, and information concerning the proposing or nominating stockholder’s ownership of and agreements related to our stock. If the 2017 annual meeting is held more than 30 days before or after the first anniversary of the date of the 2016 annual meeting, the stockholder must submit notice of any such nomination and of any such proposal that is not made pursuant to Rule 14a-8 by the later of the 90th day prior to the 2016 annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made. We will not entertain any proposals or nominations at the meeting that do not meet the requirements set forth in our Bylaws. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting under proxies that we solicit to vote in accordance with our best judgment on any stockholder proposal or nomination. To make a submission or request a copy of our Bylaws, stockholders should contact our Corporate Secretary. We strongly encourage stockholders to seek advice from knowledgeable counsel before submitting a proposal or a nomination.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the board of directors knows of no other business that will be conducted at the 2016 annual meeting other than as described in this proxy statement. If any other matter or matters are properly brought before the meeting or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy on such matters in accordance with their best judgment.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding Connecture stock but sharing the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive only one copy of our Proxy Statement and Annual Report and, as applicable, any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you receive a single set of proxy materials as a result of householding, and you would like to have separate copies of our Notice, Annual Report or Proxy Statement mailed to you, please submit a written request to our Corporate Secretary, Connecture, Inc., 18500 West Corporate Drive, Suite 250, Brookfield, Wisconsin 53045, or call our Investor Relations representative at (262) 432-8282, and we will promptly send you what you have requested. However, please note that if you want to receive a paper proxy statement or voting instruction form or other proxy materials for purposes of this year’s annual meeting, you should follow the instructions included in the Notice that was sent to you. You can also contact our Corporate Secretary or Investor Relations department if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.

DOCUMENTS INCORPORATED BY REFERENCE

As permitted by Item 13(b) of Schedule 14A of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are “incorporating by reference” into this proxy statement specific documents that we filed with the SEC, which means that we may disclose important information to you by referring you to those documents that are considered part of this proxy statement. Information that we file subsequently with the SEC will automatically update and supersede this information.

We incorporate by reference into this proxy statement the following documents filed with the SEC (Commission File No. 001-36778), and any future documents that we file with the SEC prior to our annual meeting, excluding any reports or portions thereof that have been “furnished” but not “filed” for purposes of the Exchange Act):

•	Our Annual Report on Form 10-K for the year ended December 31, 2015; and

•	Our Current Report on Form 8-K filed March 14, 2016.

This proxy statement or information incorporated by reference herein, contains summaries of certain agreements that we have filed as exhibits to various SEC filings, as well as certain agreements that we entered into in connection with the transactions discussed in this proxy statement. The descriptions of these agreements contained in this proxy statement or information incorporated by reference herein do not purport to be complete and are subject to, or qualified in their entirety by reference to, the definitive agreements. Copies of the definitive agreements will be made available without charge to you by making a written or oral request to us.

Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein, in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of this proxy statement.

We will provide to each person, including any beneficial owner, to whom a proxy statement is delivered, upon written or oral request and without charge, a copy of the documents referred to above that we have incorporated by reference. You can request copies of such documents if you call or write us at the following address or telephone number:

Connecture, Inc.

Attn: Chief Financial Officer

18500 West Corporate Drive, Suite 250

Brookfield, Wisconsin 53045

(262) 432-8282

By order of the board of directors

James P. Purko

Chief Financial Officer and Corporate Secretary

April 4, 2016

Appendix A

CONNECTURE, INC.

2014 EQUITY INCENTIVE PLAN, AS AMENDED ON

APRIL 4, 2016

A-i-

(continued)

A-ii-

(continued)

A-iii-

(continued)

Page

18.4	Rights as Employee, Consultant or Director	A-30

18.5	Rights as a Stockholder	A-30

18.6	Delivery of Title to Shares	A-30

18.7	Fractional Shares	A-30

18.8	Retirement and Welfare Plans	A-30

18.9	Beneficiary Designation	A-31

18.10	Severability	A-31

18.11	No Constraint on Corporate Action	A-31

18.12	Unfunded Obligation	A-31

18.13	Choice of Law	A-31

A-iv-

Connecture, Inc.

2014 Equity Incentive Plan

1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1 Establishment. The Connecture, Inc. 2014 Equity Incentive Plan (the “Plan”) is hereby established effective as of November 21, 2014, the date of its approval by the stockholders of the Company (the “Effective Date”).

1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards and Other Stock-Based Awards.

1.3 Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

2. DEFINITIONS AND CONSTRUCTION.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Affiliate” means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the terms “parent,” “subsidiary,” “control” and “controlled by” shall have the meanings assigned such terms for the purposes of registration of securities on Form S-8 under the Securities Act.

(b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Cash-Based Award or Other Stock-Based Award granted under the Plan.

(c) “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 11.

(f) “Cashless Exercise” means a Cashless Exercise as defined in Section 6.3(b)(i).

(g) “Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(h) “Change in Control” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the occurrence of any one or a combination of the following:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(ee)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii) a date specified by the Committee following approval by the stockholders of a plan of complete liquidation or dissolution of the Company;

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(h) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple events described in subsections (i), (ii) and (iii) of this Section 2.1(h) are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

(i) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder.

(j) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(k) “Company” means Connecture, Inc., a Delaware corporation, and any successor corporation thereto.

(l) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.

(m) “Covered Employee” means, at any time the Plan is subject to Section 162(m), any Employee who is or may reasonably be expected to become a “covered employee” as defined in Section 162(m), or any successor statute, and who, with respect to a Performance Award, is designated, either as an individual Employee or a member of a class of Employees, by the Committee no later than the earlier of (i) the date that is ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

(n) “Director” means a member of the Board.

(o) “Disability” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(p) “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(q) “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a Director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii) Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value of a share of Stock on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or quotation system, or on any other basis consistent with the requirements of Section 409A. The Committee may also determine the Fair Market Value upon the average selling price of the Stock during a specified period that is within thirty (30) days before or thirty (30) days after such date, provided that, with respect to the grant of an Option or SAR, the commitment to grant such Award based on such valuation method must be irrevocable before the beginning of the specified period. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.

(iii) If, on such date, the Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.

(t) “Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, or (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award.

(u) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(v) “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

(w) “Insider” means an Officer, a Director or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(x) “Net Exercise” means a Net Exercise as defined in Section 6.3(b)(iii).

(y) “Nonemployee Director” means a Director who is not an Employee.

(z) “Nonemployee Director Award” means any Award granted to a Nonemployee Director.

(aa) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

(bb) “Officer” means any person designated by the Board as an officer of the Company.

(cc) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(dd) “Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 11.

(ee) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(ff) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(gg) “Participant” means any eligible person who has been granted one or more Awards.

(hh) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(ii) “Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.

(jj) “Performance Award” means an Award of Performance Shares or Performance Units.

(kk) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(ll) “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees.

(mm) “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.

(nn) “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

(oo) “Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(pp) “Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(qq) “Predecessor Plan” means the Company’s 2010 Stock Incentive Plan.

(rr) “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(ss) “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.

(tt) “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.

(uu) “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive on a future date or occurrence of a future event a share of Stock or cash in lieu thereof, as determined by the Committee.

(vv) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(ww) “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the Award over the exercise price thereof.

(xx) “Section 162(m)” means Section 162(m) of the Code.

(yy) “Section 409A” means Section 409A of the Code.

(zz) “Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.

(aaa) “Securities Act” means the Securities Act of 1933, as amended.

(bbb) “Service” means a Participant’s employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service or a change in the Participating Company for which the Participant renders Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.

(ccc) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.5.

(ddd) “Stock Tender Exercise” means a Stock Tender Exercise as defined in Section 6.3(b)(ii).

(eee) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(fff) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(ggg) “Trading Compliance Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(hhh) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service or failure of a performance condition to be satisfied.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3. ADMINISTRATION.

3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election. To the extent permitted by applicable law, the Committee may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider or a Covered Employee, and to exercise such other powers under the Plan as the Committee may determine; provided, however, that (a) the Committee shall fix the maximum number of shares subject to Awards that may be granted by such Officers, (b) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (c) each such Award shall conform to such other limits and guidelines as may be established from time to time by the Committee.

3.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.4 Committee Complying with Section 162(m). If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.

3.5 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

(b) to determine the type of Award granted;

(c) to determine whether an Award granted to a Covered Employee shall be intended to result in Performance-Based Compensation;

(d) to determine the Fair Market Value of shares of Stock or other property;

(e) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of expiration of any Award, (vii) the effect of any Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(f) to determine whether an Award will be settled in shares of Stock, cash, other property or in any combination thereof;

(g) to approve one or more forms of Award Agreement;

(h) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(i) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(j) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose residents may be granted Awards; and

(k) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.6 Option or SAR Repricing. The Committee shall have the authority, without additional approval by the stockholders of the Company, to approve a program providing for either (a) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a share of Stock (“Underwater Awards”) and the grant in substitution therefore of new Options or SARs covering the same or a different number of shares but with an exercise price per share equal to the Fair Market Value per share on the new grant date, Full Value Awards, or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof to the Fair Market Value per share on the date of amendment.

3.7 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is

delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4. SHARES SUBJECT TO PLAN.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2, 4.3, 4.4 and 4.5, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to 2,050,000 shares and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

4.2 Annual Increase in Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.5, the maximum aggregate number of shares of Stock that may be issued under the Plan as set forth in Section 4.1 shall be cumulatively increased on January 1, 2015 and on each subsequent January 1 through and including January 1, 2024, by a number of shares (the “Annual Increase”) equal to the smaller of (a) 2% of the number of shares of Stock issued and outstanding on the immediately preceding December 31, or (b) an amount determined by the Board.

4.3 Adjustment for Unissued or Forfeited Predecessor Plan Shares. The maximum aggregate number of shares of Stock that may be issued under the Plan as set forth in Section 4.1 shall be cumulatively increased from time to time by:

(a) the aggregate number of shares of Stock that remain available for the future grant of awards under the Predecessor Plan immediately prior to its termination as of the Effective Date;

(b) the number of shares of Stock subject to that portion of any option or other award outstanding pursuant to the Predecessor Plan as of the Effective Date which, on or after the Effective Date, expires or is terminated or canceled for any reason without having been exercised or settled in full; and

(c) the number of shares of Stock acquired pursuant to the Predecessor Plan subject to forfeiture or repurchase by the Company for an amount not greater than the Participant’s purchase price which, on or after the Effective Date, is so forfeited or repurchased;

provided, however, that the aggregate number of shares of Stock authorized for issuance under the Predecessor Plan that may become authorized for issuance under the Plan pursuant to this Section 4.3 shall not exceed 1,883,409 shares.

4.4 Share Counting. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash or to the extent that shares are withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 16.2. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced only by the number of shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net Exercise, the number of shares available for issuance under the Plan shall be reduced by the net number of shares for which the Option is exercised.

4.5 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the Annual Increase, the Award limits set forth in Section 5.3, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number and the exercise or purchase price per share shall be rounded up to the nearest whole cent. In no event may the exercise or purchase price, if any, under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

4.6 Assumption or Substitution of Awards. The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code.

5. ELIGIBILITY, PARTICIPATION AND AWARD LIMITATIONS.

5.1 Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.

5.2 Participation in the Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3 Incentive Stock Option Limitations.

(a) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.5, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed 4,374,990 shares, cumulatively increased on January 1, 2015, and on each subsequent January 1, through and including January 1, 2024, by a number of shares equal to the smaller of the Annual Increase determined under Section 4.2 or 505,000 shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2, 4.3, 4.4 and 4.5.

(b) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

(c) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise of the Option, shares issued pursuant to each such portion shall be separately identified.

6. STOCK OPTIONS.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price less than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or Section 424(a) of the Code.

6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) no Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3 Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 6.3(b), by means of (1) a Cashless Exercise, (2) a Stock Tender Exercise or (3) a Net Exercise; (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Limitations on Forms of Consideration.

(i) Cashless Exercise. A “Cashless Exercise” means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

(ii) Stock Tender Exercise. A “Stock Tender Exercise” means the delivery of a properly executed exercise notice accompanied by a Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock owned by the Participant having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(iii) Net Exercise. A “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.

6.4 Effect of Termination of Service.

(a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided by this Plan and unless otherwise provided by the Committee, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate.

(i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii) Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months (or such longer or shorter period provided by the Award Agreement) after the Participant’s termination of Service.

(iii) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

(iv) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 14 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.

6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act or, in the case of an Incentive Stock Option, only as permitted by applicable regulations under Section 421 of the Code in a manner that does not disqualify such Option as an Incentive Stock Option.

7. STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1 Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.

7.2 Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR. Notwithstanding the foregoing, an SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such SAR is granted pursuant to an assumption or substitution for another stock appreciation right in a manner that would qualify under the provisions of Section 409A of the Code.

7.3 Exercisability and Term of SARs.

(a) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b) Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that (i) no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR and (ii) no Freestanding SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such SAR (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of a Freestanding SAR, each Freestanding SAR shall terminate ten (10) years after the effective date of grant of the SAR, unless earlier terminated in accordance with its provisions.

7.4 Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum upon the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee, in a lump sum upon the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

7.5 Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

7.6 Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

7.7 Transferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.

8. RESTRICTED STOCK AWARDS.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

8.2 Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

8.3 Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

8.4 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

8.5 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Trading Compliance Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.6 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that if so determined by the Committee and provided by the Award Agreement, such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid, and otherwise shall be paid no later than the end of the calendar year in which such dividends or distributions are paid to stockholders (or, if later, the 15th day of the third month following the date such dividends or distributions are paid to stockholders). In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.5, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8 Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9. RESTRICTED STOCK UNITS.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1 Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

9.2 Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

9.3 Vesting. Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to the Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the satisfaction of the Vesting Conditions automatically shall be determined on the first to occur of (a) the next trading day on which the sale of such shares would not violate the Trading Compliance Policy or (b) the last day of the calendar year in which the original vesting date occurred.

9.4 Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with a cash amount or with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Restricted Stock Units (rounded to the nearest whole number), if any, to be credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. If so determined by the Committee and provided by the Award Agreement, such cash amount or additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.5, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

9.5 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

9.6 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee in compliance with Section 409A, if applicable, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

9.7 Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10. PERFORMANCE AWARDS.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1 Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

10.2 Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.5, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

10.3 Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula applicable to a Performance Award intended to result in the payment of Performance-Based Compensation to a Covered Employee shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

10.4 Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(a) Performance Measures. Performance Measures shall be calculated in accordance with the Company’s financial statements, or, if such measures are not reported in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Committee prior to the grant of the Performance Award. As specified by the Committee, Performance Measures may be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes, one or more Subsidiary Corporations or such division or other business unit of any of them selected by the Committee. Unless otherwise determined by the Committee prior to the grant of the Performance Award, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) on the Performance Measures of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be based upon one or more of the following, as determined by the Committee:

(i) revenue;

(ii) sales;

(iii) expenses;

(iv) operating income;

(v) gross margin;

(vi) operating margin;

(vii) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

(viii) pre-tax profit;

(ix) net operating income;

(x) net income;

(xi) economic value added;

(xii) free cash flow;

(xiii) operating cash flow;

(xiv) balance of cash, cash equivalents and marketable securities;

(xv) stock price;

(xvi) earnings per share;

(xvii) return on stockholder equity;

(xviii) return on capital;

(xix) return on assets;

(xx) return on investment;

(xxi) total stockholder return;

(xxii) employee satisfaction;

(xxiii) employee retention;

(xxiv) market share;

(xxv) customer satisfaction;

(xxvi) product development;

(xxvii) research and development expenses;

(xxviii) completion of an identified special project; and

(xxix) completion of a joint venture or other corporate transaction.

(b) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the Performance Target level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Committee.

10.5 Settlement of Performance Awards.

(a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award that is intended to result in Performance-Based Compensation.

(c) Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on an unpaid leave of absence.

(d) Notice to Participants. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e) Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 15.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.

(f) Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

10.6 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend

Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant either in cash or in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Performance Shares (rounded to the nearest whole number), if any, to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights, if any, shall be accumulated and paid to the extent that the related Performance Shares become nonforfeitable. Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalent Rights shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.5, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

10.7 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a) Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

(b) Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its discretion, may waive the automatic forfeiture of all or any portion of any such Award and determine the final value of the Performance Award in the manner provided by Section 10.7(a). Payment of any amount pursuant to this Section shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

10.8 Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11. CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS.

Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

11.1 Grant of Cash-Based Awards. Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

11.2 Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.3 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met. The establishment of performance criteria with respect to the grant or vesting of any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall follow procedures substantially equivalent to those applicable to Performance Awards set forth in Section 10.

11.4 Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines. The determination and certification of the final value with respect to any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall comply with the requirements applicable to Performance Awards set forth in Section 10. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.

11.5 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.5, appropriate adjustments shall be made in the Participant’s Other

Stock-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award.

11.6 Effect of Termination of Service. Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.

11.7 Nontransferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares of Stock.

12. STANDARD FORMS OF AWARD AGREEMENT.

12.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement, which execution may be evidenced by electronic means.

12.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

13. CHANGE IN CONTROL.

13.1 Effect of Change in Control on Awards. Subject to the requirements and limitations of Section 409A, if applicable, the Committee may provide for any one or more of the following:

(a) Accelerated Vesting. In its discretion, the Committee may provide in the grant of any Award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following the Change in Control, and to such extent as the Committee determines.

(b) Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in

Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c) Cash-Out of Outstanding Stock-Based Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control may be canceled without payment of consideration to the holder thereof. Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

13.2 Effect of Change in Control on Nonemployee Director Awards. Subject to the requirements and limitations of Section 409A, if applicable, including as provided by Section 15.4(f), in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for pursuant to Section 13.1(b), shall be settled effective immediately prior to the time of consummation of the Change in Control.

13.3 Federal Excise Tax Under Section 4999 of the Code.

(a) Excess Parachute Payment. If any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, then, provided such election would not subject the Participant to taxation under Section 409A, the Participant may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

(b) Determination by Independent Accountants. To aid the Participant in making any election called for under Section 13.3(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 13.3(a), the Company shall request a determination in writing by the professional firm engaged by the Company for general tax purposes, or, if the tax firm so engaged by the Company is serving as accountant or auditor for the Acquiror, the Company will appoint a nationally recognized tax firm to make the determinations required by this Section (the “Tax Firm”). As soon as practicable thereafter, the Tax Firm shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Tax Firm may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Tax Firm such information and documents as the Tax Firm may reasonably request in order to make its required determination. The Company shall bear all fees and expenses the Tax Firm charge in connection with its services contemplated by this Section.

14. COMPLIANCE WITH SECURITIES LAW.

The grant of Awards and the issuance of shares of Stock or other property pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

15. COMPLIANCE WITH SECTION 409A.

15.1 Awards Subject to Section 409A. The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed. The provisions of this Section 15 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation. Such Awards may include, without limitation:

(a) A Nonstatutory Stock Option or SAR that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the stock acquired pursuant to the exercise of the Award first becomes substantially vested.

(b) Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period.

Subject to the provisions of Section 409A, the term “Short-Term Deferral Period” means the 2 1⁄2 month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.

15.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A, the following rules shall apply to any compensation deferral and/or payment elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award providing Section 409A Deferred Compensation:

(a) Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan.

(b) Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to the Participant.

(c) Elections shall continue in effect until a written revocation or change in Election is received by the Company, except that a written revocation or change in Election must be received by the Company prior to the last day for making the Election determined in accordance with paragraph (b) above or as permitted by Section 15.3.

15.3 Subsequent Elections. Except as otherwise permitted or required by Section 409A, any Award providing Section 409A Deferred Compensation which permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:

(a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made.

(b) Each subsequent Election related to a payment in settlement of an Award not described in Section 15.4(a)(ii), 15.4(a)(iii) or 15.4(a)(vi) must result in a delay of the payment for a period of not less than five (5) years from the date on which such payment would otherwise have been made.

(c) No subsequent Election related to a payment pursuant to Section 15.4(a)(iv) shall be made less than twelve (12) months before the date on which such payment would otherwise have been made.

(d) Subsequent Elections shall continue in effect until a written revocation or change in the subsequent Election is received by the Company, except that a written revocation or change in a subsequent Election must be received by the Company prior to the last day for making the subsequent Election determined in accordance the preceding paragraphs of this Section 15.3.

15.4 Payment of Section 409A Deferred Compensation.

(a) Permissible Payments. Except as otherwise permitted or required by Section 409A, an Award providing Section 409A Deferred Compensation must provide for payment in settlement of the Award only upon one or more of the following:

(i) The Participant’s “separation from service” (as defined by Section 409A);

(ii) The Participant’s becoming “disabled” (as defined by Section 409A);

(iii) The Participant’s death;

(iv) A time or fixed schedule that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 15.2 or 15.3, as applicable;

(v) A change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company determined in accordance with Section 409A; or

(vi) The occurrence of an “unforeseeable emergency” (as defined by Section 409A).

(b) Installment Payments. It is the intent of this Plan that any right of a Participant to receive installment payments (within the meaning of Section 409A) shall, for all purposes of Section 409A, be treated as a right to a series of separate payments.

(c) Required Delay in Payment to Specified Employee Pursuant to Separation from Service. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, except as otherwise permitted by Section 409A, no payment pursuant to Section 15.4(a)(i) in settlement of an Award providing for Section 409A Deferred Compensation may be made to a Participant who is a “specified employee” (as defined by Section 409A) as of the date of the Participant’s separation from service before the date (the “Delayed Payment Date”) that is six (6) months after the date of such Participant’s separation from service, or, if earlier, the date of the Participant’s death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.

(d) Payment Upon Disability. All distributions of Section 409A Deferred Compensation payable pursuant to Section 15.4(a)(ii) by reason of a Participant becoming disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon becoming disabled, all such distributions shall be paid in a lump sum upon the determination that the Participant has become disabled.

(e) Payment Upon Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon death, all such distributions shall be paid in a lump sum upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.

(f) Payment Upon Change in Control. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A. Any Award which constitutes Section 409A Deferred Compensation and which would vest and otherwise become payable upon a Change in Control as a result of the failure of the Acquiror to assume, continue or substitute for such Award in accordance with Section 13.1(b) shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such award would have been settled in accordance with its then existing settlement schedule (or as required by Section 15.4(c)), an amount or amounts equal in the aggregate to the intrinsic value of the Award at the time of the Change in Control.

(g) Payment Upon Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award providing for Section 409A Deferred Compensation for payment pursuant to Section 15.4(a)(vi) in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an unforeseeable emergency. In such event, the amount(s) distributed with respect to such unforeseeable emergency cannot exceed the amounts reasonably necessary to satisfy the emergency need plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such emergency need is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an unforeseeable emergency shall be made in a lump sum upon the Committee’s determination that an unforeseeable emergency has occurred. The Committee’s decision with respect to whether an unforeseeable emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

(h) Prohibition of Acceleration of Payments. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A.

(i) No Representation Regarding Section 409A Compliance. Notwithstanding any other provision of the Plan, the Company makes no representation that Awards shall be exempt from or comply with Section 409A. No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A.

16. TAX WITHHOLDING.

16.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

16.2 Withholding in or Directed Sale of Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.

17. AMENDMENT, SUSPENSION OR TERMINATION OF PLAN.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Sections 4.2, 4.3, 4.4 and 4.5), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may have a materially adverse effect on any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

18. MISCELLANEOUS PROVISIONS.

18.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

18.2 Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service, or any accounting restatement due to material noncompliance of the Company with any financial reporting requirements of securities laws as a result of which, and to the extent that, such reduction, cancellation, forfeiture, or recoupment is required by applicable securities laws.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.

18.3 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

18.4 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

18.5 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.5 or another provision of the Plan.

18.6 Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

18.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

18.8 Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

18.9 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

18.10 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

18.11 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

18.12 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

18.13 No Representations or Covenants with respect to Tax Qualification. Although the Company may endeavor to (a) qualify an Award for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States (e.g., incentive stock options under Section 422 of the Code) or (b) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, anything to the contrary in this Plan, including Section 15 hereof, notwithstanding. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.

18.14 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Connecture, Inc. 2014 Equity Incentive Plan as duly adopted by the Board on November 21, 2014.

/s/ James P. Purko
James P. Purko, Secretary

CONNECTURE, INC.

STOCK OPTION AGREEMENT

(For U.S. Participants)

Connecture, Inc. (the “Company”) has granted to the Participant named in the Notice of Grant of Stock Option (the “Grant Notice”) to which this Stock Option Agreement (the “Option Agreement”) is attached an option (the “Option”) to purchase certain shares of Stock upon the terms and conditions set forth in the Grant Notice and this Option Agreement. The Option has been granted pursuant to and shall in all respects be subject to the terms and conditions of the Connecture, Inc. 2014 Equity Incentive Plan (the “Plan”), as amended to the Date of Grant, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant: (a) acknowledges receipt of, and represents that the Participant has read and is familiar with, the Grant Notice, this Option Agreement, the Plan and a prospectus for the Plan prepared in connection with the registration with the Securities and Exchange Commission of shares issuable pursuant to the Option (the “Plan Prospectus”), (b) accepts the Option subject to all of the terms and conditions of the Grant Notice, this Option Agreement and the Plan and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Grant Notice, this Option Agreement or the Plan.

1. DEFINITIONS AND CONSTRUCTION.

1.1 Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan.

1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

2. TAX CONSEQUENCES.

2.1 Tax Status of Option. This Option is intended to have the tax status designated in the Grant Notice.

(a) Incentive Stock Option. If the Grant Notice so designates, this Option is intended to be an Incentive Stock Option within the meaning of Section 422(b) of the Code, but the Company does not represent or warrant that this Option qualifies as such. The Participant should consult with the Participant’s own tax advisor regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. (NOTE TO PARTICIPANT: If the Option is exercised more than three (3) months after the date on which you cease to be an Employee (other than by reason of your death or permanent and total disability as defined in Section 22(e)(3) of the Code), the Option will be treated as a Nonstatutory Stock Option and not as an Incentive Stock Option to the extent required by Section 422 of the Code.)

(b) Nonstatutory Stock Option. If the Grant Notice so designates, this Option is intended to be a Nonstatutory Stock Option and shall not be treated as an Incentive Stock Option within the meaning of Section 422(b) of the Code.

2.2 ISO Fair Market Value Limitation. If the Grant Notice designates this Option as an Incentive Stock Option, then to the extent that the Option (together with all Incentive Stock Options granted to the Participant under all stock option plans of the Participating Company Group, including the Plan) becomes exercisable for the first time during any calendar year for shares having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount will be treated as Nonstatutory Stock Options. For purposes of this Section 2.2, options designated as Incentive Stock Options are taken into account in the order in which they were granted, and the Fair Market Value of stock is determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 2.2, such different limitation shall be deemed incorporated herein effective as of the date required or permitted by such amendment to the Code. If the Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 2.2, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option. (NOTE TO PARTICIPANT: If the aggregate Exercise Price of the Option (that is, the Exercise Price multiplied by the Number of Option Shares) plus the aggregate exercise price of any other Incentive Stock Options you hold (whether granted pursuant to the Plan or any other stock option plan of the Participating Company Group) is greater than $100,000, you should contact the Chief Financial Officer of the Company to ascertain whether the entire Option qualifies as an Incentive Stock Option.)

3. ADMINISTRATION.

All questions of interpretation concerning the Grant Notice, this Option Agreement, the Plan or any other form of agreement or other document employed by the Company in the administration of the Plan or the Option shall be determined by the Committee. All such determinations by the Committee shall be final, binding and conclusive upon all persons having an interest in the Option, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or the Option or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest in the Option. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.

4. EXERCISE OF THE OPTION.

4.1 Right to Exercise. Except as otherwise provided herein, the Option shall be exercisable on and after the Initial Vesting Date and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the number of Vested Shares less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares, as adjusted pursuant to Section 9.

4.2 Method of Exercise. Exercise of the Option shall be by means of electronic or written notice (the “Exercise Notice”) in a form authorized by the Company. An electronic Exercise Notice must be digitally signed or authenticated by the Participant in such manner as required by the notice and transmitted to the Company or an authorized representative of the Company (including a third-party administrator designated by the Company). In the event that the Participant is not authorized or is unable to provide an electronic Exercise Notice, the Option shall be exercised by a written Exercise Notice addressed to the Company, which shall be signed by the Participant and delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Company, or an authorized representative of the Company (including a third-party administrator designated by the Company). Each Exercise Notice, whether electronic or written, must state the Participant’s election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Participant’s investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. Further, each Exercise Notice must be received by the Company prior to the termination of the Option as set forth in Section 6 and must be accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased. The Option shall be deemed to be exercised upon receipt by the Company of such electronic or written Exercise Notice and the aggregate Exercise Price.

4.3 Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Company and subject to the limitations contained in Section 4.3(b), by means of (1) a Cashless Exercise, (2) a Net-Exercise, or (3) a Stock Tender Exercise; or (iii) by any combination of the foregoing.

(b) Limitations on Forms of Consideration. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedure providing for payment of the Exercise Price through any of the means described below, including with respect to the Participant notwithstanding that such program or procedures may be available to others.

(i) Cashless Exercise. A “Cashless Exercise” means the delivery of a properly executed Exercise Notice together with irrevocable instructions to a broker in a form acceptable to the Company providing for the assignment to the Company of the proceeds of a sale or loan with respect to shares of Stock acquired upon the exercise of the Option in an amount not less than the aggregate Exercise Price for such shares (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System).

(ii) Net-Exercise. A “Net-Exercise” means the delivery of a properly executed Exercise Notice electing a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to the Participant upon the exercise of the Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate Exercise Price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate Exercise Price not satisfied by such reduction in the number of whole shares to be issued. Following a Net-Exercise, the number of shares remaining subject to the Option, if any, shall be reduced by the sum of (1) the net number of shares issued to the Participant upon such exercise, and (2) the number of shares deducted by the Company for payment of the aggregate Exercise Price.

(iii) Stock Tender Exercise. A “Stock Tender Exercise” means the delivery of a properly executed Exercise Notice accompanied by (1) the Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock having a Fair Market Value that does not exceed the aggregate Exercise Price for the shares with respect to which the Option is exercised, and (2) the Participant’s payment to the Company in cash of the remaining balance of such aggregate Exercise Price not satisfied by such shares’ Fair Market Value. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, the Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

4.4 Tax Withholding.

(a) In General. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by a Participating Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax (including any social insurance) withholding obligations of the Participating Company Group, if any, which arise in connection with the Option. The Company shall have no obligation to deliver shares of Stock until the tax withholding obligations of the Participating Company Group have been satisfied by the Participant.

(b) Withholding in Shares. The Company shall have the right, but not the obligation, to require the Participant to satisfy all or any portion of a Participating Company’s tax withholding obligations upon exercise of the Option by deducting from the shares of Stock otherwise issuable to the Participant upon such exercise a number of whole shares having a fair market value, as determined by the Company as of the date of exercise, not in excess of the amount of such tax withholding obligations determined by the applicable minimum statutory withholding rates.

4.5 Beneficial Ownership of Shares; Certificate Registration. The Participant hereby authorizes the Company, in its sole discretion, to deposit for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice any or all shares acquired by the Participant pursuant to the exercise of the Option. Except as provided by the preceding sentence, a certificate for the shares as to which the Option is exercised shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.

4.6 Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE PARTICIPANT IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE PARTICIPANT MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

4.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.

5. NONTRANSFERABILITY OF THE OPTION.

During the lifetime of the Participant, the Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. The Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Following the death of the Participant, the Option, to the extent provided in Section 7, may be exercised by the Participant’s legal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

6. TERMINATION OF THE OPTION.

The Option shall terminate and may no longer be exercised after the first to occur of (a) the close of business on the Option Expiration Date, (b) the close of business on the last date for exercising the Option following termination of the Participant’s Service as described in Section 7, or (c) a Change in Control to the extent provided in Section 8.

7. EFFECT OF TERMINATION OF SERVICE.

7.1 Option Exercisability. The Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period as determined below and thereafter shall terminate.

(a) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for Vested Shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b) Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for Vested Shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

(c) Termination for Cause. Notwithstanding any other provision of this Option Agreement to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

(d) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for Vested Shares by the Participant on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

7.2 Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of the Participant’s Service for Cause, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until the later of (a) thirty (30) days after the date such exercise first would no longer be prevented by such provisions, or (b) the end of the applicable time period under Section 7.1, but in any event no later than the Option Expiration Date.

8. EFFECT OF CHANGE IN CONTROL.

In the event of a Change in Control, except to the extent that the Committee determines to cash out the Option in accordance with Section 13.1(c) of the Plan, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of the Participant, assume or continue in full force and effect the Company’s rights and obligations under all or any portion of the Option or substitute for all or any portion of the Option a substantially equivalent option for the Acquiror’s stock. For purposes of this Section, the Option or any portion thereof shall be deemed assumed if, following the Change in Control, the Option confers the right to receive, subject to the terms and conditions of the Plan and this Option Agreement, for each share of Stock subject to such portion of the Option immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise of the Option, for each share of Stock subject to the Option, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. The Option shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control to the extent that the Option is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the time of the Change in Control.

9. ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number, Exercise Price and kind of shares subject to the Option, in order to prevent dilution or enlargement of the Participant’s rights under the Option. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number and the Exercise Price shall be rounded up to the nearest whole cent. In no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. The Committee in its sole discretion, may also make such adjustments in the terms of the Option to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate. All adjustments pursuant to this Section shall be determined by the Committee, and its determination shall be final, binding and conclusive.

10. RIGHTS AS A STOCKHOLDER, DIRECTOR, EMPLOYEE OR CONSULTANT.

The Participant shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date the shares are issued, except as provided in Section 9. If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Participant, the Participant’s employment is “at will” and is for no specified term. Nothing in this Option Agreement shall confer upon the Participant any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Participant’s Service as a Director, an Employee or Consultant, as the case may be, at any time.

11. NOTICE OF SALES UPON DISQUALIFYING DISPOSITION.

The Participant shall dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Option Agreement. In addition, if the Grant Notice designates this Option as an Incentive Stock Option, the Participant shall (a) promptly notify the Chief Financial Officer of the Company if the Participant disposes of any of the shares acquired pursuant to the Option within one (1) year after the date the Participant exercises all or part of the Option or within two (2) years after the Date of Grant and (b) provide the Company with a description of the circumstances of such disposition. Until such time as the Participant disposes of such shares in a manner consistent with the provisions of this Option Agreement, unless otherwise expressly authorized by the Company, the Participant shall hold all shares acquired pursuant to the Option in the Participant’s name (and not in the name of any nominee) for the one-year period immediately after the exercise of the Option and the two-year period immediately after Date of Grant. At any time during the one-year or two-year periods set forth above, the Company may place a legend on any certificate representing shares acquired pursuant to the Option requesting the transfer agent for the Company’s stock to notify the Company of any such transfers. The obligation of the Participant to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate pursuant to the preceding sentence.

12. LEGENDS.

The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

“THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON EXERCISE OF AN INCENTIVE STOCK OPTION AS DEFINED IN SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“ISO”). IN ORDER TO OBTAIN THE PREFERENTIAL TAX TREATMENT AFFORDED TO ISOs, THE SHARES SHOULD NOT BE TRANSFERRED PRIOR TO [INSERT DISQUALIFYING DISPOSITION DATE HERE]. SHOULD THE REGISTERED HOLDER ELECT TO TRANSFER ANY OF THE SHARES PRIOR TO THIS DATE AND FOREGO ISO TAX TREATMENT, THE TRANSFER AGENT FOR THE SHARES SHALL NOTIFY THE CORPORATION IMMEDIATELY. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE INCENTIVE STOCK OPTION IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE OR UNTIL TRANSFERRED AS DESCRIBED ABOVE.”

13. MISCELLANEOUS PROVISIONS.

13.1 Termination or Amendment. The Committee may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in Section 8 in connection with a Change in Control, no such termination or amendment may have a materially adverse effect on the Option or any unexercised portion hereof without the consent of the Participant unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Option Agreement shall be effective unless in writing.

13.2 Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Option Agreement.

13.3 Binding Effect. This Option Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.

13.4 Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by a Participating Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.

(a) Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Option Agreement, the Plan Prospectus, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically. In addition, if permitted by the Company, the Participant may deliver electronically the Grant Notice and Exercise Notice called for by Section 4.2 to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

(b) Consent to Electronic Delivery. The Participant acknowledges that the Participant has read Section 13.4(a) of this Option Agreement and consents to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of the Grant Notice and Exercise Notice, as described in Section 13.4(a). The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in Section 13.4(a) or may change the electronic mail address to which such documents are to be delivered (if the Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Section 13.4(a).

13.5 Integrated Agreement. The Grant Notice, this Option Agreement and the Plan, together with the Superseding Agreement, if any, shall constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter. To the extent contemplated herein, the provisions of the Grant Notice, the Option Agreement and the Plan shall survive any exercise of the Option and shall remain in full force and effect.

13.6 Applicable Law. This Option Agreement shall be governed by the laws of the State of Delaware as such laws are applied to agreements between Delaware residents entered into and to be performed entirely within the State of Delaware.

13.7 Counterparts. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

CONNECTURE, INC. 18500 W. CORPORATE DRIVE SUITE 250 BROOKFIELD, WI 53045

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CONNECTURE, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Director	☐	☐	☐
Nominees:

01) A. John Ansay

The Board of Directors recommends you vote FOR the following proposals:						For	Against	Abstain

2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2016.					☐	☐	☐
3.	To approve, in accordance with NASDAQ Rules 5635(b) and 5635(c), the issuance of shares of Series A Preferred Stock and common stock issuable upon conversion of Series A Preferred Stock, each pursuant to the Investment Agreement, dated as of March 11, 2016.					☐	☐	☐
4.	To approve an amendment to the Connecture, Inc. 2014 Equity Incentive Plan to increase the number of shares available for issuance under such plan by 1,500,000 shares.					☐	☐	☐

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will voted FOR items 1, 2, 3 and 4. If any other matters properly come before the meeting, or any adjournment or postponement thereof, the persons named in this proxy will vote in their discretion.

For address changes and/or comments, please check this box and write them on the back where indicated.				☐

Please indicate if you plan to attend this meeting.		☐	☐
		Yes	No
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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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M93781-P66705

CONNECTURE, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS APRIL 28, 2016

The stockholder(s) hereby appoint(s) Jeffery A. Surges and James P. Purko, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Connecture, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 1:30 PM, Central Time on April 28, 2016, at the Offices of DLA Piper LLP (US) located at 203 North LaSalle Street, Suite 1900, Chicago, IL 60601, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Address Changes/Comments:

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CONTINUED AND TO BE SIGNED ON REVERSE SIDE